                                                                    Exhibit 99.4

                     POPULAR ABS MORTGAGE PASS-THROUGH TRUST
                                     2005-2

                               MARKETING MATERIALS

                        [LOGO OF POPULAR ABS, INC. (SM)]

             $137,679,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                              Co-Lead Underwriters

                               CONTACT INFORMATION

RBS GREENWICH CAPITAL

Trading

Name/Email                          Phone
---------------------------------   --------------
Ron Weibye                          (203) 625-6160
weibyer@gcm.com

Peter McMullin                      (203) 625-6160
peter.mcmullin@gcm.com

Banking

Name/Email                          Phone
---------------------------------   --------------
Jim Raezer                          (203) 625-6030
raezerj@gcm.com

Vinu Phillips                       (203) 622-5626
philliv@gcm.com

Michael McKeever                    (203) 618-2237
mckeevm@gcm.com

Structuring

Name/Email                          Phone
---------------------------------   --------------
Pat Macolino                        (203) 618-5627
macolip@gcm.com


RATING AGENCIES

Standard and Poor's

Name/Email                          Phone
---------------------------------   --------------
Victor Bhagat                       (212) 438-1130
Victor_bhagat@sandp.com

Moody's Investor Service

Name/Email                          Phone
---------------------------------   --------------
Danise Chui                         (212) 553-1022
Harwai.chui@moodys.com

Fitch Ratings

Name/Email                          Phone
---------------------------------   --------------
Mark Zelmanovich                    (212) 908-0259
Mark.zelmanovich@fitchratings.com

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

THE REPRESENTATIONS AND COVENANTS, CASHFLOWS AND STRUCTURE WITH RESPECT TO THE TRANSACTION WILL COMPLY IN ALL RESPECTS WITH FREDDIE MAC'S INVESTMENT REQUIREMENTS, JANUARY 2005 VERSION. THE TRANSACTION IS ANTICIPATED TO BE STRUCTURED AS A QSPE

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                             DATE PREPARED: MARCH 16, 2005

             $137,679,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-2

                                                                EXPECTED        ASSUMED
                                              PYMT WINDOW        RATING          FINAL
                PRINCIPAL          WAL          (MTHS)          (MOODY'S      DISTRIBUTION     INTEREST          PRINCIPAL
CLASS(1)       BALANCE ($)    CALL/MAT (5)    CALL/MAT(5)      /S&P/FITCH)        DATE          TYPE(4)             TYPE
-----------   -------------   ------------   -------------   --------------   ------------   -------------   ------------------
AF-1          $ 124,300,000                                   Aaa/AAA/AAA      April 2035     Floating(2)    Senior Sequential
AF-2          $  23,000,000                                   Aaa/AAA/AAA      April 2035      Fixed(3)      Senior Sequential
AF-3          $  41,000,000         Not Marketed Hereby       Aaa/AAA/AAA      April 2035      Fixed(3)      Senior Sequential
AF-4          $  30,600,000                                   Aaa/AAA/AAA      April 2035      Fixed(3)      Senior Sequential
AF-5          $  11,483,000                                   Aaa/AAA/AAA      April 2035      Fixed(3)      Senior Sequential
AF-6          $  13,000,000                                   Aaa/AAA/AAA      April 2035      Fixed(3)          Senior NAS
AV-1A         $ 110,143,000   3.36 / 3.93    1-107 / 1-235    Aaa/AAA/AAA      April 2035     Floating(2)          Senior
AV-1B         $  27,536,000   3.36 / 3.93    1-107 / 1-235    Aaa/AAA/AAA      April 2035     Floating(2)        Senior Mez
AV-2          $  42,364,000                                   Aaa/AAA/AAA      April 2035     Floating(2)          Senior
M-1           $  37,119,000                                    Aa2/AA/AA       April 2035      Fixed(3)          Subordinate
M-2           $  27,574,000                                      A2/A/A        April 2035      Fixed(3)          Subordinate
M-3           $   4,772,000         Not Marketed Hereby         A3/A-/A-       April 2035      Fixed(3)          Subordinate
M-4           $   7,424,000                                  Baa1/BBB+/BBB+    April 2035      Fixed(3)          Subordinate
M-5           $   4,242,000                                   Baa2/BBB/BBB     April 2035      Fixed(3)          Subordinate
M-6           $   6,098,000                                  Baa3/BBB-/BBB-    April 2035      Fixed(3))         Subordinate
B-1           $   6,363,000                                    Ba2/BB+/BB+     April 2035      Floating          Subordinate
B-2           $   5,780,000         Not Publicly Offered        NR/BB/BB       April 2035      Floating          Subordinate
B-3           $   7,477,000                                    NR/BB-/BB-      April 2035      Floating          Subordinate
TOTAL:        $ 530,275,000

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans (as defined herein). The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1A, Class AV-1B and Class AV-2 Certificates are priced to call. The margin on the Class AV-1A, AV-1B and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.

Depositor:               Popular ABS, Inc.

Servicer:                Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary
                         of Popular, Inc.

Co-Lead Underwriters:    Greenwich Capital Markets, Inc. ("RBS GREENWICH
                         CAPITAL") and Friedman, Billings, Ramsey & Co., Inc.

Trustee/Custodian:       JPMorgan Chase Bank, N.A.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:    The Class AF-1, Class AF-2, Class AF-3, Class AF-4,
                         Class AF-5 and Class AF-6 Certificates (the "CLASS AF
                         CERTIFICATES") and the Class AV-1A, Class AV-1B (the
                         "CLASS AV-1 CERTIFICATES") and Class AV-2 Certificates
                         (together with the Class AV-1 Certificates, the "CLASS
                         AV CERTIFICATES") are collectively referred to herein as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES".
                         The Class M-1, Class M-2, Class M-3, Class M-4, Class
                         M-5 and Class M-6 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE
                         CERTIFICATES". The Offered Subordinate Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are together referred to herein as the "SUBORDINATE
                         CERTIFICATES". The Senior Certificates and the Offered
                         Subordinate Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-1,
                         Class B-2 and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:      It is anticipated that the Offered Certificates
                         generally will represent ownership of REMIC regular interests for tax purposes.

Registration:            The Offered Certificates will be available in
                         book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                         System.

Cut-off Date:            March 1, 2005.

Expected Pricing Date:   On or about March [18], 2005.

Expected Closing Date:   On or about March 30, 2005.

Expected Settlement
Date:                    On or about March 30, 2005.

Distribution Date:       The 25th day of each month (or if not a business day,
                         the next succeeding business day) commencing in April
                         2005.

Accrued Interest:        The price to be paid by investors for the Class AF-1,
                         Class AV-1A, Class AV-1B and Class AV-2 Certificates will not include accrued interest (settling flat). The
                         Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class
                         AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class
                         M-5 and Class M-6 Certificates will settle with accrued interest of 29 days.

Interest Accrual
Period: The interest accrual period for each Distribution Date with respect to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2 and Class B-3 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:       The Offered Certificates are expected to be ERISA
                         eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:       The Offered Certificates are not expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Servicing Fee:           With respect to each Distribution Date, the Servicer
                         will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:             With respect to each Distribution Date, the Trustee
                         will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:    The terms of the transaction allow for a
                         clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                         FRM Loans: 100% PPC  (100% PPC: 2.00% - 20.00% CPR
                                               over 10 months, 20% thereafter)
                         ARM Loans: 100% PPC  (100% PPC: 28.00% CPR)

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the Mortgage Loans was approximately $530,275,524, of which: (i) approximately $350,232,514 consisted of a pool of conforming and non-conforming balance fixed rate mortgage loans (the "GROUP I MORTGAGE LOANS"),
                         (ii) approximately $137,679,053 consisted of a pool of conforming balance fixed and adjustable rate mortgage loans (the "GROUP II-A MORTGAGE LOANS") and (iii) approximately $42,363,957 consisted of a pool of conforming and non-conforming balance fixed and adjustable rate mortgage loans (the "GROUP II-B
                         MORTGAGE LOANS", together with the Group II-A Mortgage
                         Loans, the "GROUP II MORTGAGE LOANS"). The Group I
                         Mortgage Loans and the Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS".
                         See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:       The "PASS-THROUGH RATE" on each Class of Offered
                         Certificates and the Class B-1, Class B-2 and Class B-3
                         Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC Cap.

Formula Rate:            The "FORMULA RATE" for each of the Class AF-1, Class
                         AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                         The "FORMULA RATE" for each of the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 will be equal to the applicable fixed rate for each such class.

Adjusted Net Mortgage
Rate: The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Cap:             The "NET WAC CAP" with respect to each Distribution
                         Date is a rate equal to:
                              a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").
                              b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").
                              c) with respect to the Class AV-1A and Class AV-1B Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                              d) with respect to the Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                              e) with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, the lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.
                              f) with respect to the Class B-1, Class B-2 and Class B-3 Certificates, the lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap
Carryover Amount:        If on any Distribution Date the Pass-Through Rate for
                         the Offered Certificates or the Class B-1, Class B-2 and Class B-3 Certificates is limited by the related
                         Net WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such Class which is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Pass-Through Rate and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net
                         WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:      Consists of the following:

                              1) Excess Cashflow
                              2) Overcollateralization Amount and
                              3) Subordination

Excess Cashflow:         The "EXCESS CASHFLOW" for any Distribution Date will be
                         equal to the available funds remaining after priorities
                         1) and 2) under "Priority of Distributions."

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization
Amount: The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered Certificates and Class B-1, Class B-2 and Class B-3 Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.

Targeted
Overcollateralization
Amount: Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of
                         (a) approximately 1.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution Amount.

                         On or after the Stepdown Date, the Targeted
                         Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 10.40% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the prior Distribution Date).

Stepdown Date:           The earlier to occur of
                         (i)  the Distribution Date on which the aggregate
                              principal balance of the Class A Certificates has been reduced to zero; and
                         (ii) the later to occur of
                              (x) the Distribution Date occurring in April 2008 and
                              (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 43.30%.

Aggregate Class B
Early Distribution
Amount: As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2 and Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".

Senior Enhancement
Percentage:              The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution
                         Date is equal to (a) the sum of (i) the aggregate principal balance of the Subordinate Certificates and
                         (ii) the Overcollateralization Amount divided by (b) the aggregate principal balance of the Mortgage Loans.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Expected Credit
Support Percentages:

                         INITIAL CREDIT SUPPORT     EXPECTED CREDIT SUPPORT
                            ON CLOSING DATE        ON OR AFTER STEPDOWN DATE
                         ----------------------    -------------------------
                           CLASS       PERCENT       CLASS           PERCENT
                         ---------     -------     ---------         -------
                          Class A        21.65%     Class A            43.30%
                         Class M-1       14.65%    Class M-1           29.30%
                         Class M-2        9.45%    Class M-2           18.90%
                         Class M-3        8.55%    Class M-3           17.10%
                         Class M-4        7.15%    Class M-4           14.30%
                         Class M-5        6.35%    Class M-5           12.70%
                         Class M-6        5.20%    Class M-6           10.40%
                         Class B-1        4.00%    Class B-1            8.00%
                         Class B-2        2.91%    Class B-2            5.82%
                         Class B-3        1.50%    Class B-3            3.00%

Trigger Event:           A "TRIGGER EVENT" is in effect on any Distribution Date
                         on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [38.00]% of the current Senior Enhancement
                         Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related
                         Distribution Date are greater than:

     DISTRIBUTION DATE OCCURRING IN                                PERCENTAGE
     ------------------------------      -------------------------------------------------------------
         April 2008-March 2009           [2.50]% (or [2.75]% if the class certificate balances for the
                                         Class B-1, Class B-2 and Class B-3 Certificates have been
                                         reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or 1/12th of [1.75]% if the
                                         class certificate balances for the Class B-1, Class B-2 and
                                         Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                         Losses) for each month thereafter

         April 2009-March 2010           [4.00]% (or [4.50]% if the class certificate balances for the
                                         Class B-1, Class B-2 and Class B-3 Certificates have been
                                         reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.25]% (or 1/12th of [1.25]% if the
                                         class certificate balances for the Class B-1, Class B-2 and
                                         Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                         Losses) for each month thereafter

         April 2010-March 2011           [5.25]% (or [5.75]% if the class certificate balances for the
                                         Class B-1, Class B-2 and Class B-3 Certificates have been
                                         reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.00]% (or 1/12th of [1.00]% if the
                                         class certificate balances for the Class B-1, Class B-2 and
                                         Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                         Losses) for each month thereafter

       April 2011 and thereafter         [6.25]% (or [6.75]% if the class certificate balances for the
                                         Class B-1, Class B-2 and Class B-3 Certificates have been
                                         reduced to zero and no part of that reduction was due to the application of Realized Losses).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II-A Trigger
Event: A "GROUP II-A TRIGGER EVENT" is in effect on any Distribution Date, if (x) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than [2.50]% (or [2.75]% if the class certificate balances for the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) on any Distribution Date prior to the Stepdown Date or (y) a Trigger Event is in effect on any Distribution Date on or after the Stepdown Date.

Realized Losses:         If a Mortgage Loan becomes a liquidated loan, the net
                         liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a "REALIZED LOSS." Realized
                         Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount.
                         Following the reduction of the Overcollateralization
                         Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class
                         B-3 Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the Class
                         M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class
                         M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates and then, in the case of any remaining Realized Losses on the Group II-A
                         Mortgage Loans, to the Class AV-1B Certificates.
                         Realized Losses will not be allocated to any of the Class A Certificates (except for the Class AV-1B
                         Certificates to the limited extent described above).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of
Distributions:           Available funds from the Mortgage Loans will be
                         distributed as follows:

                         1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth monthly interest to the Class B-1 Certificates, tenth monthly interest to the Class B-2 Certificates, and eleventh monthly interest to the Class B-3 Certificates.
                         2) Principal funds, as follows: monthly principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from principal remaining from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                         3)   Excess Cashflow as follows in the following order:

                              a) any remaining unpaid interest to the Senior Certificates pro rata.
                              b) as principal to the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates to build or maintain O/C as described under "Principal Paydown".
                              c) any unpaid applied Realized Loss amount to the Class AV-1B Certificates.
                              d) any previously unpaid interest to the Class M-1 Certificates.
                              e) any unpaid applied Realized Loss amount to the Class M-1 Certificates.
                              f) any previously unpaid interest to the Class M-2 Certificates.
                              g) any unpaid applied Realized Loss amount to the Class M-2 Certificates.
                              h) any previously unpaid interest to the Class M-3 Certificates.
                              i) any unpaid applied Realized Loss amount to the Class M-3 Certificates.
                              j) any previously unpaid interest to the Class M-4 Certificates.
                              k) any unpaid applied Realized Loss amount to the Class M-4 Certificates.
                              l) any previously unpaid interest to the Class M-5 Certificates.
                              m) any unpaid applied Realized Loss amount to the Class M-5 Certificates.
                              n) any previously unpaid interest to the Class M-6 Certificates.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              o) any unpaid applied Realized Loss amount to the Class M-6 Certificates.
                              p) any previously unpaid interest to the Class B-1 Certificates.
                              q) any unpaid applied Realized Loss amount to the Class B-1 Certificates.
                              r) any previously unpaid interest to the Class B-2 Certificates.
                              s) any unpaid applied Realized Loss amount to the Class B-2 Certificates.
                              t) any previously unpaid interest to the Class B-3 Certificates.
                              u) any unpaid applied Realized Loss amount to the Class B-3 Certificates.
                         4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates, pro rata based on such unpaid amounts.
                         5) Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.
                         6) Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.
                         7) Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.
                         8) Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-1, Class B-2 and Class B-3 Certificates) as described in the pooling agreement.

Principal Paydown:
                         1) Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups). After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates,
                              ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class B-1 Certificates,
                              viii) the Class B-2 Certificates, and then ix) the Class B-3 Certificates.

                         2) On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least 43.30% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 29.30% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 18.90% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 17.10% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 14.30% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 12.70% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 10.40% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 8.00% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 5.82% credit enhancement, and tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 3.00% credit enhancement (subject, in each case, to any overcollateralization floors).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-1
Principal Distribution:  The  related share of principal allocable to the Class
                         AV-1 Certificates will be distributed as follows:

                         x)   If a Group II-A Trigger Event is not in effect:
                                   To the Class AV-1A and Class AV-1B
                                   Certificates, pro-rata, based on current principal balances until their principal balances are paid to zero.
                         y)   If a Group II-A Trigger Event is in effect:
                                   1)   First, to the Class AV-1A Certificates
                                        until its principal balance is reduced
                                        to zero, and
                                   2)   Second, to the Class AV-1B Certificates
                                        until its principal balance is reduced
                                        to zero.

Class AF Principal
Distribution:            Principal allocated to the Class AF Certificates will
                         be distributed in the following order of priority:

                         1)
                              a) To the Class AF-6 Certificates, the Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below.

                                         MONTH    LOCKOUT PERCENTAGE
                                      ----------  ------------------
                                        1 - 36             0%
                                       37 - 60            45%
                                       61 - 72            80%
                                       73 - 84           100%
                                       85 - 108          300%

                              b) To the Class AF-6 Certificates, 100% of the principal allocated to the Class AF Certificates in or after month 109, until its principal balance is reduced to zero.

                         2) Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-1A Yield
Maintenance Agreement:   On the Closing Date, the Trustee will enter into a
                         yield maintenance agreement with a counterparty (the
                         "COUNTERPARTY") for the benefit of the Class AV-1A
                         Certificates (the "CLASS AV-1A YIELD MAINTENANCE
                         AGREEMENT"). The notional balance of the Class AV-1A
                         Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-1A Certificates and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate for such Distribution Date, if any, accrued over the related interest accrual period and
                         (y) the related notional balance for such Distribution
                         Date. The Class AV-1A Yield Maintenance Agreement will terminate after the Distribution Date in December 2007.
                         Any payments received from the Class AV-1A Yield
                         Maintenance Agreement will be deposited in the Reserve
                         Fund for the benefit of the Class AV-1A Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                            Class AV-1A Yield Maintenance Agreement Schedule
                            ------------------------------------------------
                               Period    Notional ($)    Strike Rate (%)
                               ------    ------------    ---------------
                                  1       110,143,000        7.47972
                                  2       107,217,910        6.48260
                                  3       104,356,136        6.27365
                                  4       101,554,917        6.48292
                                  5        98,811,772        6.27392
                                  6        96,124,473        6.27403
                                  7        93,491,369        6.48326
                                  8        90,911,210        6.27421
                                  9        88,399,101        6.48344
                                  10       85,953,371        6.27439
                                  11       83,572,226        6.27448
                                  12       81,253,919        6.94684
                                  13       78,996,754        6.27465
                                  14       76,799,077        6.48390
                                  15       74,659,282        6.27483
                                  16       72,575,803        6.48409
                                  17       70,547,120        6.27502
                                  18       68,571,751        6.27511
                                  19       66,648,257        6.48437
                                  20       64,775,236        6.27529
                                  21       62,951,324        6.48457
                                  22       61,175,194        8.45178
                                  23       59,464,290        8.44982
                                  24       57,797,375        9.35297
                                  25       56,173,493        8.44586
                                  26       54,592,012        8.72532
                                  27       53,052,999        8.44185
                                  28       51,555,324        9.69730
                                  29       50,102,659        9.38161
                                  30       48,688,781        9.37873
                                  31       47,312,747        9.68835
                                  32       45,973,404        9.37290
                                  33       44,669,777        9.68230

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-1B Yield
Maintenance Agreement:   On the Closing Date, the Trustee will enter into a
                         yield maintenance agreement with a counterparty (the
                         "COUNTERPARTY") for the benefit of the Class AV-1B
                         Certificates (the "CLASS AV-1B YIELD MAINTENANCE
                         AGREEMENT"). The notional balance of the Class AV-1B
                         Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-1B Certificates and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate for such Distribution Date, if any, accrued over the related interest accrual period and
                         (y) the related notional balance for such Distribution
                         Date. The Class AV-1B Yield Maintenance Agreement will terminate after the Distribution Date in December 2007.
                         Any payments received from the Class AV-1B Yield
                         Maintenance Agreement will be deposited in the Reserve
                         Fund for the benefit of the Class AV-1B Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                            Class AV-1B Yield Maintenance Agreement Schedule
                            ------------------------------------------------
                               Period    Notional ($)    Strike Rate (%)
                               ------    ------------    ---------------
                                 1         27,536,000        7.47972
                                 2         26,804,721        6.48260
                                 3         26,089,270        6.27365
                                 4         25,388,959        6.48292
                                 5         24,703,167        6.27392
                                 6         24,031,336        6.27403
                                 7         23,373,054        6.48326
                                 8         22,728,008        6.27421
                                 9         22,099,976        6.48344
                                 10        21,488,537        6.27439
                                 11        20,893,246        6.27448
                                 12        20,313,664        6.94684
                                 13        19,749,367        6.27465
                                 14        19,199,943        6.48390
                                 15        18,664,989        6.27483
                                 16        18,144,115        6.48409
                                 17        17,636,940        6.27502
                                 18        17,143,093        6.27511
                                 19        16,662,215        6.48437
                                 20        16,193,956        6.27529
                                 21        15,737,973        6.48457
                                 22        15,293,937        8.45178
                                 23        14,866,207        8.44982
                                 24        14,449,474        9.35297
                                 25        14,043,500        8.44586
                                 26        13,648,126        8.72532
                                 27        13,263,370        8.44185
                                 28        12,888,948        9.69730
                                 29        12,525,778        9.38161
                                 30        12,172,305        9.37873
                                 31        11,828,294        9.68835
                                 32        11,493,455        9.37290
                                 33        11,167,545        9.68230

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-2 Yield
Maintenance Agreement:   On the Closing Date, the Trustee will enter into a
                         yield maintenance agreement with a counterparty (the
                         "COUNTERPARTY") for the benefit of the Class AV-2
                         Certificates (the "CLASS AV-2 YIELD MAINTENANCE
                         AGREEMENT"). The notional balance of the Class AV-2
                         Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-2 Certificates and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate for such Distribution Date, if any, accrued over the related interest accrual period and
                         (y) the related notional balance for such Distribution
                         Date. The Class AV-2 Yield Maintenance Agreement will terminate after the Distribution Date in February 2008.
                         Any payments received from the Class AV-2 Yield
                         Maintenance Agreement will be deposited in the Reserve
                         Fund for the benefit of the Class AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                            Class AV-2 Yield Maintenance Agreement Schedule
                            ------------------------------------------------
                               Period    Notional ($)    Strike Rate (%)
                               ------    ------------    ---------------
                                  1        42,364,000         7.31512
                                  2        41,238,914         6.33966
                                  3        40,138,169         6.13505
                                  4        39,060,702         6.33945
                                  5        38,005,556         6.13486
                                  6        36,971,873         6.13477
                                  7        35,959,081         6.33919
                                  8        34,966,416         6.13467
                                  9        34,000,014         6.33912
                                  10       33,059,159         6.13459
                                  11       32,143,159         6.13455
                                  12       31,251,343         6.79178
                                  13       30,383,057         6.13447
                                  14       29,537,665         6.33891
                                  15       28,714,547         6.13439
                                  16       27,913,102         6.33883
                                  17       27,132,743         6.13431
                                  18       26,372,901         6.13427
                                  19       25,633,022         6.33870
                                  20       24,912,565         6.13419
                                  21       24,211,005         6.33862
                                  22       23,527,832         6.13410
                                  23       22,862,250         8.22133
                                  24       22,221,193         9.09991
                                  25       21,596,694         8.21720
                                  26       20,988,510         8.48895
                                  27       20,396,665         8.21302
                                  28       19,820,725         8.48460
                                  29       19,260,123         9.14854
                                  30       18,716,509         9.14557
                                  31       18,187,451         9.44734
                                  32       17,672,505         9.13959
                                  33       17,171,297         9.44112
                                  34       16,683,462         9.13352
                                  35       16,208,445        10.31996

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                             CLASS AV-1A NET WAC CAP

                         CLASS AV-1A
         CLASS AV-1A    EFFECTIVE NET
         NET WAC CAP       WAC CAP
PERIOD    (%)(1)(3)     (%)(1)(2)(3)
------   -----------   --------------
 1          7.48            10.50
 2          6.48            10.50
 3          6.27            10.50
 4          6.48            10.50
 5          6.27            10.50
 6          6.27            10.50
 7          6.48            10.50
 8          6.27            10.50
 9          6.48            10.50
 10         6.27            10.50
 11         6.27            10.50
 12         6.95            10.50
 13         6.27            10.50
 14         6.48            10.50
 15         6.27            10.50
 16         6.48            10.50
 17         6.28            10.50
 18         6.28            10.50
 19         6.48            10.50
 20         6.28            10.50
 21         6.48            10.50
 22         8.45            10.50
 23         8.45            10.50
 24         9.35            10.50
 25         8.45            10.50
 26         8.73            10.50
 27         8.44            10.50
 28         9.70            10.50
 29         9.38            10.50
 30         9.38            10.50
 31         9.69            10.50
 32         9.37            10.50
 33         9.68            10.50
 34         10.57           10.57
 35         10.57           10.57
 36         11.29           11.29
 37         10.56           10.56
 38         10.90           10.90
 39         10.55           10.55
 40         11.47           11.47
 41         11.10           11.10
 42         11.09           11.09
 43         11.46           11.46
 44         11.08           11.08
 45         11.45           11.45
 46         11.16           11.16
 47         11.16           11.16
 48         12.35           12.35

 49         11.15           11.15
 50         11.51           11.51
 51         11.14           11.14
 52         11.59           11.59
 53         11.22           11.22
 54         11.21           11.21
 55         11.58           11.58
 56         11.20           11.20
 57         11.57           11.57
 58         11.19           11.19
 59         11.29           11.29
 60         12.49           12.49
 61         11.27           11.27
 62         11.64           11.64
 63         11.26           11.26
 64         11.63           11.63
 65         11.30           11.30
 66         11.29           11.29
 67         11.66           11.66
 68         11.28           11.28
 69         11.65           11.65
 70         11.26           11.26
 71         11.30           11.30
 72         12.51           12.51
 73         11.29           11.29
 74         11.66           11.66
 75         11.28           11.28
 76         11.65           11.65
 77         11.27           11.27
 78         11.26           11.26
 79         11.63           11.63
 80         11.25           11.25
 81         11.62           11.62
 82         11.24           11.24
 83         11.23           11.23
 84         12.00           12.00
 85         11.22           11.22
 86         11.58           11.58
 87         11.20           11.20
 88         11.57           11.57
 89         11.19           11.19
 90         11.18           11.18
 91         11.55           11.55
 92         11.17           11.17
 93         11.53           11.53
 94         11.15           11.15
 95         11.15           11.15
 96         12.33           12.33
 97         11.13           11.13
 98         11.50           11.50
 99         11.12           11.12
 100        11.48           11.48
 101        11.10           11.10
 102        11.10           11.10
 103        11.46           11.46
 104        11.08           11.08
 105        11.44           11.44
 106        11.07           11.07
 107        11.06           11.06

     (1)  Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
     (2) Assumes payments are received from the related yield maintenance agreement.
     (3)  Assumes the Pricing Prepayment Speed to call.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                             CLASS AV-1B NET WAC CAP

                         CLASS AV-1B
         CLASS AV-1B    EFFECTIVE NET
         NET WAC CAP       WAC CAP
PERIOD    (%)(1)(3)     (%)(1)(2)(3)
------   -----------   --------------
 1          7.48            10.50
 2          6.48            10.50
 3          6.27            10.50
 4          6.48            10.50
 5          6.27            10.50
 6          6.27            10.50
 7          6.48            10.50
 8          6.27            10.50
 9          6.48            10.50
 10         6.27            10.50
 11         6.27            10.50
 12         6.95            10.50
 13         6.27            10.50
 14         6.48            10.50
 15         6.27            10.50
 16         6.48            10.50
 17         6.28            10.50
 18         6.28            10.50
 19         6.48            10.50
 20         6.28            10.50
 21         6.48            10.50
 22         8.45            10.50
 23         8.45            10.50
 24         9.35            10.50
 25         8.45            10.50
 26         8.73            10.50
 27         8.44            10.50
 28         9.70            10.50
 29         9.38            10.50
 30         9.38            10.50
 31         9.69            10.50
 32         9.37            10.50
 33         9.68            10.50
 34         10.57           10.57
 35         10.57           10.57
 36         11.29           11.29
 37         10.56           10.56
 38         10.90           10.90
 39         10.55           10.55
 40         11.47           11.47
 41         11.10           11.10
 42         11.09           11.09
 43         11.46           11.46
 44         11.08           11.08
 45         11.45           11.45
 46         11.16           11.16
 47         11.16           11.16
 48         12.35           12.35

 49         11.15           11.15
 50         11.51           11.51
 51         11.14           11.14
 52         11.59           11.59
 53         11.22           11.22
 54         11.21           11.21
 55         11.58           11.58
 56         11.20           11.20
 57         11.57           11.57
 58         11.19           11.19
 59         11.29           11.29
 60         12.49           12.49
 61         11.27           11.27
 62         11.64           11.64
 63         11.26           11.26
 64         11.63           11.63
 65         11.30           11.30
 66         11.29           11.29
 67         11.66           11.66
 68         11.28           11.28
 69         11.65           11.65
 70         11.26           11.26
 71         11.30           11.30
 72         12.51           12.51
 73         11.29           11.29
 74         11.66           11.66
 75         11.28           11.28
 76         11.65           11.65
 77         11.27           11.27
 78         11.26           11.26
 79         11.63           11.63
 80         11.25           11.25
 81         11.62           11.62
 82         11.24           11.24
 83         11.23           11.23
 84         12.00           12.00
 85         11.22           11.22
 86         11.58           11.58
 87         11.20           11.20
 88         11.57           11.57
 89         11.19           11.19
 90         11.18           11.18
 91         11.55           11.55
 92         11.17           11.17
 93         11.53           11.53
 94         11.15           11.15
 95         11.15           11.15
 96         12.33           12.33
 97         11.13           11.13
 98         11.50           11.50
 99         11.12           11.12
 100        11.48           11.48
 101        11.10           11.10
 102        11.10           11.10
 103        11.46           11.46
 104        11.08           11.08
 105        11.44           11.44
 106        11.07           11.07
 107        11.06           11.06

     (1)  Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
     (2) Assumes payments are received from the related yield maintenance agreement.
     (3)  Assumes the Pricing Prepayment Speed to call.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                             CLASS AV-2 NET WAC CAP

                         CLASS AV-2
          CLASS AV-2   EFFECTIVE NET
         NET WAC CAP       WAC CAP
PERIOD    (%)(1)(3)      (%)(1)(2)(3)
------   -----------   --------------
 1          7.32            10.50
 2          6.34            10.50
 3          6.14            10.50
 4          6.34            10.50
 5          6.13            10.50
 6          6.13            10.50
 7          6.34            10.50
 8          6.13            10.50
 9          6.34            10.50
 10         6.13            10.50
 11         6.13            10.50
 12         6.79            10.50
 13         6.13            10.50
 14         6.34            10.50
 15         6.13            10.50
 16         6.34            10.50
 17         6.13            10.50
 18         6.13            10.50
 19         6.34            10.50
 20         6.13            10.50
 21         6.34            10.50
 22         6.13            10.50
 23         8.22            10.50
 24         9.10            10.50
 25         8.22            10.50
 26         8.49            10.50
 27         8.21            10.50
 28         8.48            10.50
 29         9.15            10.50
 30         9.15            10.50
 31         9.45            10.50
 32         9.14            10.50
 33         9.44            10.50
 34         9.13            10.50
 35         10.32           10.50
 36         11.03           11.03
 37         10.31           10.31
 38         10.65           10.65
 39         10.30           10.30
 40         10.64           10.64
 41         10.71           10.71
 42         10.71           10.71
 43         11.06           11.06
 44         10.70           10.70
 45         11.05           11.05
 46         10.69           10.69
 47         10.76           10.76
 48         11.91           11.91

 49         10.75           10.75
 50         11.11           11.11
 51         10.74           10.74
 52         11.10           11.10
 53         10.82           10.82
 54         10.81           10.81
 55         11.17           11.17
 56         10.80           10.80
 57         11.15           11.15
 58         10.79           10.79
 59         10.99           10.99
 60         12.16           12.16
 61         10.98           10.98
 62         11.34           11.34
 63         10.96           10.96
 64         11.32           11.32
 65         11.04           11.04
 66         11.04           11.04
 67         11.40           11.40
 68         11.02           11.02
 69         11.38           11.38
 70         11.01           11.01
 71         11.09           11.09
 72         12.28           12.28
 73         11.08           11.08
 74         11.44           11.44
 75         11.07           11.07
 76         11.43           11.43
 77         11.06           11.06
 78         11.05           11.05
 79         11.41           11.41
 80         11.04           11.04
 81         11.40           11.40
 82         11.02           11.02
 83         11.01           11.01
 84         11.77           11.77
 85         11.00           11.00
 86         11.36           11.36
 87         10.99           10.99
 88         11.35           11.35
 89         10.97           10.97
 90         10.96           10.96
 91         11.32           11.32
 92         10.95           10.95
 93         11.31           11.31
 94         10.94           10.94
 95         10.93           10.93
 96         12.09           12.09
 97         10.91           10.91
 98         11.27           11.27
 99         10.90           10.90
 100        11.25           11.25
 101        10.88           10.88
 102        10.88           10.88
 103        11.23           11.23
 104        10.86           10.86
 105        11.21           11.21
 106        10.84           10.84
 107        10.84           10.84

     (1)  Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
     (2) Assumes payments are received from the related yield maintenance agreement.
     (3)  Assumes the Pricing Prepayment Speed to call.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                              EXCESS SPREAD (1)(2)

                          FWD 6
         FWD 1 MONTH      MONTH        STATIC        FORWARD
PERIOD     LIBOR %       LIBOR %      LIBOR (%)     LIBOR (%)
------   -----------   -----------   -----------   -----------
 1           2.83000       3.28600        2.7275        2.7275
 2           3.02300       3.44400        2.4632        2.3468
 3           3.21400       3.58900        2.3911        2.1548
 4           3.35700       3.71900        2.4430        2.1331
 5           3.51000       3.83900        2.3694        1.9741
 6           3.64500       3.94500        2.3560        1.8934
 7           3.76600       4.04000        2.4000        1.8892
 8           3.88000       4.12500        2.3240        1.7560
 9           3.98200       4.19800        2.3647        1.7663
 10          4.06600       4.26000        2.2962        1.6527
 11          4.13600       4.31400        2.2839        1.6164
 12          4.20500       4.36300        2.4299        1.7816
 13          4.26700       4.40700        2.2592        1.5568
 14          4.31000       4.44700        2.2959        1.6025
 15          4.35000       4.48300        2.2325        1.5231
 16          4.38700       4.51500        2.2656        1.5706
 17          4.42300       4.54100        2.2044        1.4976
 18          4.46200       4.56000        2.1897        1.4852
 19          4.50100       4.56900        2.2169        1.5303
 20          4.52500       4.57300        2.1592        1.4694
 21          4.53700       4.58000        2.1824        1.5221
 22          4.54100       4.59100        2.5882        1.9834
 23          4.53500       4.60800        2.7145        2.1396
 24          4.51600       4.63100        2.7983        2.2856
 25          4.52200       4.66300        2.6892        2.1507
 26          4.56400       4.69800        2.7226        2.1822
 27          4.60300       4.73100        2.6920        2.1266
 28          4.63900       4.76000        2.7247        2.3552
 29          4.67300       4.78600        2.6956        2.3666
 30          4.70400       4.80700        2.6982        2.3582
 31          4.73100       4.82400        2.7331        2.3982
 32          4.75500       4.83700        2.7097        2.3509
 33          4.77400       4.84600        2.7441        2.3934
 34          4.78900       4.85200        2.7789        2.4220
 35          4.79900       4.85700        2.8029        2.4446
 36          4.80400       4.86100        2.8627        2.5346
 37          4.80600       4.86400        2.8052        2.4521
 38          4.80900       4.86900        2.8073        2.5309
 39          4.81200       4.87500        2.7952        2.5136
 40          4.81600       4.88200        2.8289        2.6055
 41          4.82100       4.89100        2.8009        2.5702
 42          4.82700       4.90200        2.7972        2.5588
 43          4.83400       4.91400        2.8219        2.5941
 44          4.84300       4.92800        2.7900        2.5346
 45          4.85400       4.94200        2.8152        2.5694
 46          4.86800       4.95500        2.7830        2.5276
 47          4.88300       4.96700        2.7796        2.5215
 48          4.90200       4.97700        2.8647        2.6545

 49          4.91600       4.98500        2.7767        2.4944
 50          4.92400       4.99200        2.8070        2.5355
 51          4.93100       4.99800        2.7776        2.4756
 52          4.93800       5.00300        2.8087        2.5257
 53          4.94400       5.00700        2.7792        2.4683
 54          4.94900       5.01100        2.7802        2.4595
 55          4.95400       5.01400        2.8126        2.5039
 56          4.95800       5.01800        2.7826        2.4420
 57          4.96100       5.02200        2.8160        2.4882
 58          4.96400       5.02800        2.7857        2.4293
 59          4.96600       5.03600        2.8171        2.4507
 60          4.96800       5.04400        2.9178        2.6116
 61          4.97400       5.05500        2.8209        2.4327
 62          4.98500       5.06600        2.8567        2.4790
 63          4.99600       5.07700        2.8253        2.4096
 64          5.00700       5.08800        2.8622        2.4661
 65          5.01800       5.09800        2.8354        2.4119
 66          5.02900       5.10900        2.8383        2.3998
 67          5.03900       5.11900        2.8770        2.4497
 68          5.05000       5.12900        2.8446        2.3756
 69          5.06000       5.13800        2.8846        2.4270
 70          5.06900       5.14800        2.8518        2.3603
 71          5.07900       5.15700        2.8557        2.3587
 72          5.08800       5.16700        2.9732        2.5450
 73          5.09800       5.17500        2.8642        2.3338
 74          5.10700       5.18400        2.9075        2.3894
 75          5.11600       5.19300        2.8735        2.3088
 76          5.12400       5.20100        2.9183        2.3738
 77          5.13300       5.20900        2.8838        2.2933
 78          5.14100       5.21700        2.8899        2.2814
 79          5.14900       5.22500        2.9404        2.3452
 80          5.15700       5.23300        2.9086        2.2625
 81          5.16500       5.24100        2.9610        2.3284
 82          5.17200       5.25000        2.9287        2.2502
 83          5.18000       5.25900        2.9393        2.2428
 84          5.18700       5.26800        3.0389        2.3915
 85          5.19500       5.27800        2.9615        2.2234
 86          5.20500       5.28700        3.0157        2.2908
 87          5.21500       5.29700        2.9796        2.1955
 88          5.22500       5.30700        3.0372        2.2740
 89          5.23400       5.31700        3.0018        2.1800
 90          5.24400       5.32600        3.0144        2.1677
 91          5.25300       5.33500        3.0770        2.2448
 92          5.26300       5.34500        3.0420        2.1443
 93          5.27200       5.35400        3.1078        2.2250
 94          5.28100       5.36300        3.0729        2.1290
 95          5.29000       5.37200        3.0894        2.1205
 96          5.29900       5.38100        3.2661        2.3999
 97          5.30800       5.39000        3.1245        2.0987
 98          5.31700       5.39900        3.1979        2.1880
 99          5.32600       5.40800        3.1620        2.0767
 100         5.33400       5.41600        3.2384        2.1762
 101         5.34300       5.42500        3.1903        2.0638
 102         5.35100       5.43300        3.1873        2.0539
 103         5.35900       5.44100        3.2414        2.1491
 104         5.36800       5.45000        3.1811        2.0337
 105         5.37600       5.45800        3.2353        2.1293
 106         5.38400       5.46600        3.1751        2.0199
 107         5.39200       5.47400        3.1721        2.0121

(1)   Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates and Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                BREAKEVEN LOSSES

        CLASS                  M-1                M-2               M-3
        RATING (S/M/F)       Aa2/AA/AA           A2/A/A          A3/A-/A-

        LOSS SEVERITY          30%                30%               30%
        DEFAULT             27.80 CDR          16.29 CDR         14.72 CDR
        COLLATERAL LOSS       17.00%             12.44%            11.64%

        LOSS SEVERITY          40%                40%               40%
        DEFAULT             17.98 CDR          11.29 CDR         10.31 CDR
        COLLATERAL LOSS       17.66%             12.89%            12.06%

        LOSS SEVERITY          50%                50%               50%
        DEFAULT             13.28 CDR           8.64 CDR         7.93 CDR
        COLLATERAL LOSS       18.08%             13.18%            12.33%


        CLASS                  M-4                M-5               M-6
        RATING (S/M/F)    Baa1/BBB+/BBB+      Baa2/BBB/BBB     Baa3/BBB-/BBB-

        LOSS SEVERITY          30%                30%               30%
        DEFAULT             12.49 CDR          11.31 CDR         9.73 CDR
        COLLATERAL LOSS       10.39%             9.68%             8.66%

        LOSS SEVERITY          40%                40%               40%
        DEFAULT              8.87 CDR           8.10 CDR          7.04 CDR
        COLLATERAL LOSS       10.76%             10.03%            8.96%

        LOSS SEVERITY          50%                50%               50%
        DEFAULT              6.88 CDR           6.30 CDR         5.51 CDR
        COLLATERAL LOSS       11.00%             10.23%            9.15%

        ASSUMPTIONS:

        1) Run at the Pricing Speed to Maturity
        2) Forward LIBOR
        3) Triggers are failing on and after period 37
        4) 12 month liquidation lag
        5) "Break" is the CDR that creates the first dollar of principal loss on the related bond
        6) Defaults are in addition to prepayments

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          WEIGHTED AVERAGE LIFE TABLES

     CLASS AV-1A TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               6.60         4.54         3.36         2.57        1.96
     MDUR (YR)                              5.49         3.96         3.02         2.35        1.83
     PAYMENT WINDOW (MTHS)               1 - 195      1 - 141      1 - 107       1 - 85      1 - 69

     CLASS AV-1A  TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               7.39         5.23         3.93         3.03         2.36
     MDUR (YR)                              5.92         4.39         3.41         2.70         2.14
     PAYMENT WINDOW (MTHS)               1 - 336      1 - 290      1 - 235      1 - 192      1 - 160

     CLASS AV-1B TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               6.60         4.54         3.36         2.57         1.96
     MDUR (YR)                              5.46         3.94         3.01         2.35         1.82
     PAYMENT WINDOW (MTHS)               1 - 195      1 - 141      1 - 107       1 - 85       1 - 69

     CLASS AB-1B TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               7.39         5.23         3.93         3.03         2.36
     MDUR (YR)                              5.89         4.37         3.40         2.69         2.13
     PAYMENT WINDOW (MTHS)               1 - 336      1 - 290      1 - 235      1 - 192      1 - 160

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

     CLASS AF-3 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               5.91         4.04         3.00         2.31         1.92
     MDUR (YR)                              5.05         3.60         2.74         2.15         1.80
     PAYMENT WINDOW (MTHS)               56 - 96      38 - 63      29 - 47      24 - 32      20 - 27

     CLASS AF-3 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               5.91         4.04         3.00         2.31         1.92
     MDUR (YR)                              5.05         3.60         2.74         2.15         1.80
     PAYMENT WINDOW (MTHS)               56 - 96      38 - 63      29 - 47      24 - 32      20 - 27

     CLASS AF-4 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              10.16         6.88         5.00         3.56         2.50
     MDUR (YR)                              7.74         5.65         4.31         3.17         2.29
     PAYMENT WINDOW (MTHS)              96 - 149     63 - 108      47 - 77      32 - 59      27 - 34

     CLASS AF-4 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              10.16         6.88         5.00         3.56         2.50
     MDUR (YR)                              7.74         5.65         4.31         3.17         2.29
     PAYMENT WINDOW (MTHS)              96 - 149     63 - 108      47 - 77      32 - 59      27 - 34

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

     CLASS AF-5 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              13.48         9.80         7.40         5.63         2.90
     MDUR (YR)                              9.22         7.35         5.90         4.70         2.61
     PAYMENT WINDOW (MTHS)             149 - 176    108 - 129     77 - 100      59 - 82      34 - 36

     CLASS AF-5 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              13.48         9.80         7.40         5.63         2.90
     MDUR (YR)                              9.22         7.35         5.90         4.70         2.61
     PAYMENT WINDOW (MTHS)             149 - 176    108 - 129     77 - 100      59 - 82      34 - 36

     CLASS AF-6 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               6.82         6.26         5.84         5.53         5.18
     MDUR (YR)                              5.58         5.20         4.92         4.70         4.45
     PAYMENT WINDOW (MTHS)              37 - 111     37 - 109      39 - 98      47 - 82      36 - 69

     CLASS AF-6 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               6.82         6.26         5.84         5.53         5.19
     MDUR (YR)                              5.58         5.20         4.92         4.70         4.46
     PAYMENT WINDOW (MTHS)              37 - 111     37 - 109      39 - 98      47 - 82      36 - 70

     CLASS AV-1A TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               6.60         4.54         3.36         2.57         1.96
     MDUR (YR)                              5.49         3.96         3.02         2.35         1.83
     PAYMENT WINDOW (MTHS)               1 - 195      1 - 141      1 - 107       1 - 85       1 - 69

     CLASS AV-1A TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               7.39         5.23         3.93         3.03         2.36
     MDUR (YR)                              5.92         4.39         3.41         2.70         2.14
     PAYMENT WINDOW (MTHS)               1 - 336      1 - 290      1 - 235      1 - 192      1 - 160

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

     CLASS AV-1B TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               6.60         4.54         3.36         2.57         1.96
     MDUR (YR)                              5.46         3.94         3.01         2.35         1.82
     PAYMENT WINDOW (MTHS)               1 - 195      1 - 141      1 - 107       1 - 85       1 - 69

     CLASS AV-1B TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               7.39         5.23         3.93         3.03         2.36
     MDUR (YR)                              5.89         4.37         3.40         2.69         2.13
     PAYMENT WINDOW (MTHS)               1 - 336      1 - 290      1 - 235      1 - 192      1 - 160

     CLASS AV-2 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               6.61         4.54         3.36         2.57         1.96
     MDUR (YR)                              5.48         3.95         3.01         2.35         1.83
     PAYMENT WINDOW (MTHS)               1 - 195      1 - 141      1 - 107       1 - 85       1 - 69

     CLASS AV-2 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                               7.39         5.23         3.93         3.03         2.36
     MDUR (YR)                              5.91         4.39         3.41         2.69         2.14
     PAYMENT WINDOW (MTHS)               1 - 336      1 - 290      1 - 235      1 - 192      1 - 160

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

     CLASS M-1 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              10.96         7.71         5.84         4.91         4.64
     MDUR (YR)                              7.81         5.99         4.78         4.15         3.98
     PAYMENT WINDOW (MTHS)              65 - 195     44 - 141     38 - 107      42 - 85      46 - 69

     CLASS M-1 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              11.87         8.49         6.48         5.43         5.08
     MDUR (YR)                              8.12         6.33         5.12         4.47         4.27
     PAYMENT WINDOW (MTHS)              65 - 315     44 - 255     38 - 201     42 - 163     46 - 135

     CLASS M-2 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              10.96         7.71         5.83         4.81         4.29
     MDUR (YR)                              7.70         5.92         4.73         4.04         3.69
     PAYMENT WINDOW (MTHS)              65 - 195     44 - 141     37 - 107      39 - 85      41 - 69

     CLASS M-2 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              11.82         8.43         6.42         5.28         4.70
     MDUR (YR)                              7.99         6.24         5.04         4.33         3.95
     PAYMENT WINDOW (MTHS)              65 - 300     44 - 236     37 - 184     39 - 149     41 - 123

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

     CLASS M-3 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              10.96         7.71         5.83         4.77         4.19
     MDUR (YR)                              7.66         5.90         4.72         4.00         3.59
     PAYMENT WINDOW (MTHS)              65 - 195     44 - 141     37 - 107      39 - 85      41 - 69

     CLASS M-3 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              11.76         8.37         6.37         5.21         4.56
     MDUR (YR)                              7.93         6.19         5.00         4.26         3.84
     PAYMENT WINDOW (MTHS)              65 - 280     44 - 213     37 - 166     39 - 133     41 - 110

     CLASS M-4 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              10.96         7.71         5.83         4.77         4.16
     MDUR (YR)                              7.55         5.83         4.67         3.97         3.55
     PAYMENT WINDOW (MTHS)              65 - 195     44 - 141     37 - 107      38 - 85      40 - 69

     CLASS M-4 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              11.73         8.34         6.34         5.18         4.51
     MDUR (YR)                              7.80         6.10         4.94         4.21         3.78
     PAYMENT WINDOW (MTHS)              65 - 275     44 - 208     37 - 162     38 - 130     40 - 107

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

     CLASS M-5 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              10.96         7.71         5.83         4.75         4.14
     MDUR (YR)                              7.53         5.82         4.67         3.95         3.53
     PAYMENT WINDOW (MTHS)              65 - 195     44 - 141     37 - 107      38 - 85      39 - 69

     CLASS M-5 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              11.68         8.29         6.30         5.13         4.47
     MDUR (YR)                              7.76         6.07         4.91         4.17         3.74
     PAYMENT WINDOW (MTHS)              65 - 265     44 - 198     37 - 154     38 - 123     39 - 101

     CLASS M-6 TO CALL

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              10.96         7.71         5.83         4.75         4.11
     MDUR (YR)                              7.53         5.82         4.67         3.95         3.51
     PAYMENT WINDOW (MTHS)              65 - 195     44 - 141     37 - 107      38 - 85      39 - 69

     CLASS M-6 TO MATURITY

     PREPAY SPEED                      50% PPC      75% PPC      100% PPC     125% PPC     150% PPC
     ------------------------------   ----------   ----------   ----------   ----------   ----------
     WAL (YR)                              11.61         8.23         6.25         5.09         4.40
     MDUR (YR)                              7.74         6.05         4.89         4.15         3.70
     PAYMENT WINDOW (MTHS)              65 - 258     44 - 192     37 - 149     38 - 119      39 - 98

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                         TOTAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                  MINIMUM             MAXIMUM
                                                                              ----------------    ----------------
Scheduled Principal Balance                    $    530,275,524               $          9,859    $        748,767
Average Scheduled Principal Balance                    $161,423
Number of Mortgage Loans                                  3,285

Weighted Average Gross Coupon                             6.954%                         6.130%             13.000%
Weighted Average FICO Score                                 641                            525                 806
Weighted Average Combined Original LTV                    84.08%                         11.36%             100.00%

Weighted Average Original Term                       346 months                     60  months          360 months
Weighted Average Stated Remaining Term               343 months                     53  months          360 months
Weighted Average Seasoning                           3   months                     0   months          21  months

Weighted Average Gross Margin                             6.492%                         2.750%             10.000%
Weighted Average Minimum Interest Rate                    6.980%                         5.000%             10.000%
Weighted Average Maximum Interest Rate                   13.201%                        10.380%             15.500%
Weighted Average Initial Rate Cap                         2.996%                         1.500%              3.000%
Weighted Average Subsequent Rate Cap                      1.297%                         1.000%              2.000%
Weighted Average Months to Roll                       24 months                       8 months           59 months

Maturity Date                                                                      Aug  1 2009         Mar  1 2035
Maximum Zip Code Concentration                             0.28%    02301

ARM                                                       30.57%    Alternative                               4.39%
Fixed Rate                                                69.43%    Full Documentation                       75.89%
                                                                    Lite Doc                                  0.17%
2/28 6 Mo LIBOR ARM                                       25.88%    Stated Income                            19.55%
3/27 6 Mo LIBOR ARM                                        3.19%
5/25 6 MO LIBOR                                            1.50%    Cash Out Refinance                       78.30%
Balloon 10 Year                                            0.67%    Purchase                                 14.02%
Balloon 15 Year                                            2.02%    Rate/Term Refinance                       7.68%
Balloon 5 Year                                             0.32%
Fixed Rate 10 Year                                         0.17%    5 Units                                   0.48%
Fixed Rate 15 Year                                         2.07%    6 Units                                   1.06%
Fixed Rate 20 Year                                         2.66%    7 Units                                   0.29%
Fixed Rate 25 Year                                         0.23%    8 Units                                   0.06%
Fixed Rate 30 Year                                        61.28%    Condominium                               3.07%
Fixed Rate 5 Year                                          0.00%    Duplex                                    5.89%
                                                                    Mixed Use                                 1.99%
Not Interest Only                                        100.00%    Quadruplex                                0.44%
                                                                    Row Home                                  0.26%
Prepay Penalty:  N/A                                      13.09%    Single Family                            85.91%
Prepay Penalty:  6 months                                  0.17%    Townhouse                                 0.17%
Prepay Penalty: 12 months                                  6.60%    Triplex                                   0.38%
Prepay Penalty: 24 months                                 18.59%
Prepay Penalty: 30 months                                  0.03%    Investor Non-owner                        6.91%
Prepay Penalty: 36 months                                 30.80%    Primary                                  92.25%
Prepay Penalty: 48 months                                  0.51%    Second Home                               0.85%
Prepay Penalty: 60 months                                 30.21%

First Lien                                                97.22%    Top 5 States:
Second Lien                                                2.78%    New York                                  8.59%
                                                                    California                                8.20%
                                                                    Michigan                                  6.51%
                                                                    Florida                                   6.13%
                                                                    Ohio                                      5.87%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------                 ------   --------------    --------    --------    ---------    --------    --------
      0.01 -   50,000.00                       159     5,587,278.99        1.05%      9.174          230       76.04         625
 50,000.01 -  100,000.00                       789    61,201,328.09       11.54%      7.551          319       83.93         636
100,000.01 -  150,000.00                       919   114,119,311.30       21.52%      7.017          344       85.46         638
150,000.01 -  200,000.00                       560    96,761,855.40       18.25%      6.904          348       85.24         639
200,000.01 -  250,000.00                       323    72,216,852.58       13.62%      6.795          346       84.22         641
250,000.01 -  300,000.00                       220    60,218,257.47       11.36%      6.800          349       82.84         642
300,000.01 -  350,000.00                       146    47,123,341.17        8.89%      6.688          349       83.77         652
350,000.01 -  400,000.00                        83    31,128,811.23        5.87%      6.663          354       82.00         647
400,000.01 -  450,000.00                        35    14,896,200.01        2.81%      6.780          345       86.27         650
450,000.01 -  500,000.00                        33    15,793,839.21        2.98%      6.669          351       78.91         655
500,000.01 -  550,000.00                         4     2,100,844.77        0.40%      7.313          358       89.59         613
550,000.01 -  600,000.00                         5     2,837,147.24        0.54%      6.732          358       89.49         662
600,000.01 -  650,000.00                         3     1,878,562.59        0.35%      6.583          358       71.06         659
650,000.01 -  700,000.00                         1       681,700.51        0.13%      6.250          358       86.46         652
700,000.01 -  750,000.00                         5     3,730,193.43        0.70%      6.721          358       76.37         616
                                            ------   --------------    --------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------                 ------   --------------    --------    --------    ---------    --------    --------
 6.000 - 6.499                                 730   144,754,680.40       27.30%      6.322          349       81.69         655
 6.500 - 6.999                               1,166   213,203,271.40       40.21%      6.726          350       84.15         644
 7.000 - 7.499                                 470    71,017,832.92       13.39%      7.232          352       86.99         626
 7.500 - 7.999                                 458    63,290,059.47       11.94%      7.721          336       86.34         627
 8.000 - 8.499                                 143    16,632,581.34        3.14%      8.209          317       84.85         626
 8.500 - 8.999                                 133    11,593,101.68        2.19%      8.737          275       82.14         622
 9.000 - 9.499                                  32     2,140,246.09        0.40%      9.239          207       82.69         616
 9.500 - 9.999                                  68     3,833,444.95        0.72%      9.751          216       81.92         624
10.000 -10.499                                  25     1,212,843.30        0.23%     10.228          192       85.62         623
10.500 -10.999                                  42     1,800,019.90        0.34%     10.723          190       83.92         626
11.000 -11.499                                   9       354,572.29        0.07%     11.179          197       74.31         614
11.500 -11.999                                   5       283,538.72        0.05%     11.779          177       93.93         640
12.000 -12.499                                   2        82,577.96        0.02%     12.145          220       81.18         611
12.500 -12.999                                   1        17,123.37        0.00%     12.990          232       79.02         603
13.000 -13.499                                   1        59,630.20        0.01%     13.000          175       95.00         624
                                            ------   --------------    --------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
FICO                                         LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------------------     ------   --------------   ---------    --------    ---------    --------    --------
525-549                                         98    14,890,124.33        2.81%      7.453          351       75.24         536
550-574                                        189    29,896,871.25        5.64%      7.311          351       80.18         564
575-599                                        417    63,356,482.14       11.95%      7.095          346       80.71         589
600-624                                        554    85,550,021.25       16.13%      7.004          344       83.52         613
625-649                                        721   109,231,805.00       20.60%      6.973          344       84.96         636
650-674                                        591   100,166,583.55       18.89%      6.849          342       85.66         661
675-699                                        409    71,779,121.79       13.54%      6.739          343       86.84         686
700+                                           306    55,404,514.68       10.45%      6.817          333       85.11         730
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------------------     ------   --------------   ---------    --------    ---------    --------    --------
  0.01-49.99                                    70     8,576,894.14        1.62%      7.097          330       40.65         635
 50.00-54.99                                    33     4,291,288.89        0.81%      6.927          304       52.77         627
 55.00-59.99                                    41     5,450,788.23        1.03%      6.800          329       57.42         604
 60.00-64.99                                    71    10,994,177.79        2.07%      6.879          327       62.49         619
 65.00-69.99                                   101    17,218,130.35        3.25%      6.833          340       67.24         627
 70.00-74.99                                   154    26,792,076.08        5.05%      6.951          326       72.08         625
 75.00-79.99                                   289    51,597,629.41        9.73%      6.972          340       77.42         632
 80.00                                         624   101,176,238.47       19.08%      6.761          349       80.00         648
 80.01-84.99                                   214    35,836,946.87        6.76%      6.905          337       82.91         646
 85.00-89.99                                   471    76,920,489.09       14.51%      6.921          347       86.61         632
 90.00-94.99                                   510    86,048,250.00       16.23%      6.995          350       90.73         634
 95.00-99.99                                   210    34,177,918.77        6.45%      7.109          344       95.74         650
100.00                                         497    71,194,695.90       13.43%      7.188          344      100.00         667
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------------------     ------   --------------   ---------    --------    ---------    --------    --------
60                                              10     1,718,450.34        0.32%      8.263           58       75.13         694
120                                             25     4,460,813.92        0.84%      7.956          117       69.58         696
180                                            296    21,696,361.91        4.09%      8.267          176       83.18         646
240                                            129    14,112,877.01        2.66%      7.258          237       81.20         638
300                                              7       968,356.76        0.18%      7.456          297       90.67         613
312                                              1        94,693.96        0.02%      7.380          309      100.00         641
336                                              1       144,230.86        0.03%      7.280          334      100.00         645
360                                          2,816   487,079,739.23       91.85%      6.872          357       84.34         640
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------------------     ------   --------------   ---------    --------    ---------    --------    --------
  1- 60                                         10     1,718,450.34        0.32%      8.263           58       75.13         694
 61-120                                         25     4,460,813.92        0.84%      7.956          117       69.58         696
121-180                                        296    21,696,361.91        4.09%      8.267          176       83.18         646
181-240                                        129    14,112,877.01        2.66%      7.258          237       81.20         638
241-300                                          7       968,356.76        0.18%      7.456          297       90.67         613
301-360                                      2,818   487,318,664.05       91.90%      6.872          357       84.35         640
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
FRM/ARM                                      LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------------------     ------   --------------   ---------    --------    ---------    --------    --------
ARM                                            894   162,127,267.99       30.57%      6.962          357       84.14         630
Fixed Rate                                   2,391   368,148,256.00       69.43%      6.950          337       84.05         646
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
PRODUCT                                      LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------------------     ------   --------------   ---------    --------    ---------    --------    --------
2/28 6 Mo LIBOR ARM                            760   137,230,640.24       25.88%      6.966          357       84.43         629
3/27 6 Mo LIBOR ARM                            101    16,923,959.81        3.19%      6.973          357       85.12         647
5/25 6 MO LIBOR                                 33     7,972,667.94        1.50%      6.873          358       77.03         615
Balloon 10 Year                                 16     3,541,672.51        0.67%      8.257          117       71.44         711
Balloon 15 Year                                169    10,732,100.38        2.02%      8.915          176       86.90         648
Balloon 5 Year                                   9     1,705,978.23        0.32%      8.250           58       75.09         693
Fixed Rate 10 Year                               9       919,141.41        0.17%      6.799          117       62.38         638
Fixed Rate 15 Year                             127    10,964,261.53        2.07%      7.633          176       79.55         645
Fixed Rate 20 Year                             129    14,112,877.01        2.66%      7.258          237       81.20         638
Fixed Rate 25 Year                               9     1,207,281.58        0.23%      7.429          303       92.51         619
Fixed Rate 30 Year                           1,922   324,952,471.24       61.28%      6.827          357       84.45         645
Fixed Rate 5 Year                                1        12,472.11        0.00%     10.000           53       80.00         712
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
INTEREST ONLY                                LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
---------------------------------------     ------   --------------   ---------    --------    ---------    --------    --------
Not Interest Only                            3,285   530,275,523.99      100.00%      6.954          343       84.08         641
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Prepay Penalty:  N/A                           470    69,410,875.57       13.09%      7.251          345       84.01         634
Prepay Penalty:  6 months                        8       910,757.01        0.17%      7.087          357       96.14         654
Prepay Penalty: 12 months                      204    34,976,861.31        6.60%      7.130          337       81.75         646
Prepay Penalty: 24 months                      552    98,597,443.05       18.59%      6.934          354       84.58         629
Prepay Penalty: 30 months                        1       171,496.38        0.03%      6.130          357       80.00         728
Prepay Penalty: 36 months                    1,073   163,317,480.96       30.80%      7.059          335       84.31         649
Prepay Penalty: 48 months                       14     2,704,480.74        0.51%      6.534          344       84.16         653
Prepay Penalty: 60 months                      963   160,186,128.97       30.21%      6.699          345       84.00         643
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
LIEN                                         LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
First Lien                                   3,020   515,525,803.15       97.22%      6.888          348       84.05         641
Second Lien                                    265    14,749,720.84        2.78%      9.264          190       85.04         643
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alternative Documentation                      108    23,270,478.29        4.39%      7.076          345       85.30         626
Full Documentation                           2,645   402,408,825.17       75.89%      6.965          342       85.15         637
Lite Doc                                         5       902,104.69        0.17%      7.354          347       80.98         701
Stated Income                                  527   103,694,115.84       19.55%      6.878          347       79.66         660
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Cash Out Refinance                           2,534   415,207,338.94       78.30%      6.928          344       83.96         638
Purchase                                       470    74,324,969.48       14.02%      7.112          339       84.37         662
Rate/Term Refinance                            281    40,743,215.57        7.68%      6.923          339       84.73         640
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
5 Units                                         13     2,542,780.89        0.48%      7.262          295       77.95         693
6 Units                                         23     5,602,811.44        1.06%      7.193          281       76.89         685
7 Units                                          7     1,550,764.42        0.29%      7.345          247       74.83         693
8 Units                                          2       325,238.72        0.06%      7.813          208       57.16         711
Condominium                                    113    16,271,071.77        3.07%      6.986          350       84.38         654
Duplex                                         138    31,229,347.61        5.89%      6.847          348       80.34         654
Mixed Use                                       52    10,550,210.98        1.99%      7.608          294       72.62         670
Quadruplex                                      13     2,321,869.19        0.44%      7.093          352       81.60         673
Row Home                                        17     1,398,294.44        0.26%      7.858          330       81.99         619
Single Family                                2,887   455,567,265.89       85.91%      6.933          345       84.77         638
Townhouse                                        9       918,625.50        0.17%      7.212          338       90.15         651
Triplex                                         11     1,997,243.14        0.38%      7.319          358       83.18         648
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Investor Non-owner                             220    36,630,769.78        6.91%      7.411          311       75.55         670
Primary                                      3,043   489,155,743.03       92.25%      6.919          346       84.67         639
Second Home                                     22     4,489,011.18        0.85%      7.020          341       88.56         643
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
STATE                                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alabama                                         27     3,766,644.98        0.71%      6.830          340       87.73         641
Arizona                                         65    10,468,600.06        1.97%      6.847          354       89.63         640
California                                     201    43,494,015.45        8.20%      6.755          345       78.20         649
Colorado                                        23     3,516,409.62        0.66%      7.046          347       84.76         642
Connecticut                                     87    17,685,036.64        3.34%      7.072          324       80.31         648
Delaware                                        28     3,855,461.12        0.73%      7.186          339       89.25         643
Florida                                        217    32,510,649.28        6.13%      6.923          348       84.50         640
Georgia                                        122    18,973,678.20        3.58%      7.055          338       88.13         644
Idaho                                            8       747,202.14        0.14%      8.178          317       85.90         639
Illinois                                       112    18,587,886.98        3.51%      6.927          338       86.54         653
Indiana                                        102    10,858,759.23        2.05%      7.053          348       88.85         647
Iowa                                            26     2,787,558.92        0.53%      7.198          340       89.70         652
Kansas                                          59     6,940,564.78        1.31%      7.124          348       92.31         660
Kentucky                                        25     3,052,439.28        0.58%      7.008          337       87.24         649
Maine                                           19     2,997,228.23        0.57%      6.844          342       79.98         634
Maryland                                       131    24,022,268.31        4.53%      6.816          342       82.17         628
Massachusetts                                   96    20,807,960.50        3.92%      6.838          343       79.12         639
Michigan                                       235    34,527,534.93        6.51%      6.901          351       85.41         638
Minnesota                                       61    12,084,082.50        2.28%      6.587          353       81.62         649
Missouri                                       104    12,553,140.07        2.37%      7.086          343       87.00         637
Montana                                          2       204,819.23        0.04%      6.921          353       75.62         624
Nebraska                                        27     2,708,513.79        0.51%      7.351          309       86.07         638
Nevada                                          32     6,094,383.20        1.15%      6.762          343       81.76         633
New Hampshire                                   14     2,343,508.66        0.44%      6.925          328       84.04         635
New Jersey                                     113    24,882,331.76        4.69%      7.053          342       82.67         644
New Mexico                                      22     2,839,443.66        0.54%      7.141          353       85.39         614
New York                                       211    45,535,058.45        8.59%      6.890          342       78.69         637
North Carolina                                 155    23,210,755.60        4.38%      7.075          350       87.09         629
North Dakota                                     1        70,820.19        0.01%      6.880          357       81.61         619
Ohio                                           251    31,110,977.41        5.87%      6.906          346       88.11         644
Oklahoma                                        12     1,313,988.34        0.25%      7.161          337       81.13         655
Oregon                                          24     3,628,280.26        0.68%      6.913          353       84.77         644
Pennsylvania                                   210    28,924,106.98        5.45%      7.183          337       83.86         636
Rhode Island                                    55    11,263,335.14        2.12%      7.006          324       80.63         654
South Carolina                                  52     7,068,088.08        1.33%      7.315          346       89.80         629
South Dakota                                    15     1,486,156.51        0.28%      7.511          358       91.35         626
Tennessee                                       85    11,771,081.78        2.22%      7.165          349       89.67         636
Texas                                           15     2,252,670.78        0.42%      6.787          352       83.23         657
Utah                                            13     2,127,221.54        0.40%      6.530          352       92.19         666
Virginia                                       133    22,436,589.75        4.23%      6.931          342       85.32         641
Washington                                      21     2,981,414.61        0.56%      7.032          328       88.52         668
Wisconsin                                       71    11,517,190.48        2.17%      6.967          350       86.54         634
Wyoming                                          3       267,666.57        0.05%      7.431          336       88.67         624
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        3,285   530,275,523.99      100.00%      6.954          343       84.08         641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
GROSS MARGIN                                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 2.500 - 2.999                                   1       256,429.87        0.16%      6.830          355       85.00         653
 4.500 - 4.999                                   2       637,314.67        0.39%      6.543          347       79.31         573
 5.000 - 5.499                                  15     2,841,224.16        1.75%      6.388          358       80.46         674
 5.500 - 5.999                                 119    23,403,275.62       14.44%      6.584          357       83.42         643
 6.000 - 6.499                                 126    23,419,919.64       14.45%      6.660          357       85.53         645
 6.500 - 6.999                                 512    90,893,198.39       56.06%      7.045          358       84.82         625
 7.000 - 7.499                                  55     7,448,079.38        4.59%      7.521          357       83.57         617
 7.500 - 7.999                                  52    10,810,848.75        6.67%      7.332          358       78.58         616
 8.000 - 8.499                                   8     1,055,273.55        0.65%      7.962          357       88.43         623
 8.500 - 8.999                                   3     1,206,793.14        0.74%      7.649          358       79.95         679
10.000 -10.499                                   1       154,910.82        0.10%      8.750          359       84.70         526
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 5.000 - 5.499                                   6       613,768.71        0.38%      6.439          357       77.30         674
 5.500 - 5.999                                  11     1,354,737.29        0.84%      6.543          358       86.89         669
 6.000 - 6.499                                 127    25,011,987.48       15.43%      6.415          357       83.43         645
 6.500 - 6.999                                 362    71,695,848.53       44.22%      6.711          357       83.43         635
 7.000 - 7.499                                 176    28,656,546.51       17.68%      7.239          358       87.72         621
 7.500 - 7.999                                 156    27,370,981.49       16.88%      7.551          358       83.61         615
 8.000 - 8.499                                  35     4,474,545.41        2.76%      8.185          358       83.18         601
 8.500 - 8.999                                  17     2,300,250.85        1.42%      8.129          358       78.67         633
 9.000 - 9.499                                   1        88,108.19        0.05%      9.250          358       78.05         639
 9.500 - 9.999                                   2       405,582.71        0.25%      6.721          359       79.02         730
10.000 -10.499                                   1       154,910.82        0.10%      8.750          359       84.70         526
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
10.000 -10.499                                   1       121,314.73        0.07%      7.380          358       90.00         572
11.500 -11.999                                   3       520,528.11        0.32%      6.484          357       87.32         659
12.000 -12.499                                 101    21,887,111.05       13.50%      6.300          357       82.10         644
12.500 -12.999                                 250    48,776,916.52       30.09%      6.761          358       83.59         633
13.000 -13.499                                 205    36,768,400.77       22.68%      6.910          357       85.49         627
13.500 -13.999                                 215    38,137,142.56       23.52%      7.275          358       84.72         629
14.000 -14.499                                  69     9,710,616.92        5.99%      7.668          358       85.74         618
14.500 -14.999                                  43     5,393,451.17        3.33%      8.149          357       81.08         609
15.000 -15.499                                   6       781,863.54        0.48%      8.423          357       82.27         610
15.500 -15.999                                   1        29,922.62        0.02%      9.500          358       66.67         540
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
1.500                                            2       417,704.39        0.26%      7.158          345       86.92         571
3.000                                          892   161,709,563.60       99.74%      6.961          357       84.13         631
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
1.000                                          418    73,846,608.44       45.55%      6.908          357       84.89         638
1.500                                          441    80,153,128.77       49.44%      7.037          358       83.98         623
2.000                                           35     8,127,530.78        5.01%      6.710          356       78.83         637
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                        GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                  MINIMUM             MAXIMUM
                                                                              ----------------    ----------------
Scheduled Principal Balance                    $    350,232,514               $          9,859    $        748,767
Average Scheduled Principal Balance                    $154,628
Number of Mortgage Loans                                  2,265

Weighted Average Gross Coupon                             6.946%                         6.130%             13.000%
Weighted Average FICO Score                                 646                            526                 806
Weighted Average Combined Original LTV                    84.03%                         11.36%             100.00%

Weighted Average Original Term                       340 months                     60  months          360 months
Weighted Average Stated Remaining Term               337 months                     53  months          360 months
Weighted Average Seasoning                             3 months                      0  months           21 months

Weighted Average Gross Margin                             0.000%                         0.000%              0.000%
Weighted Average Minimum Interest Rate                    0.000%                         0.000%              0.000%
Weighted Average Maximum Interest Rate                    0.000%                         0.000%              0.000%
Weighted Average Initial Rate Cap                         0.000%                         0.000%              0.000%
Weighted Average Subsequent Rate Cap                      0.000%                         0.000%              0.000%
Weighted Average Months to Roll                          months                         months              months

Maturity Date                                                                      Aug  1 2009         Feb  4 2035
Maximum Zip Code Concentration                             0.32%                        092114

Fixed Rate                                               100.00%    Cash Out Refinance                       81.43%
                                                                    Purchase                                  9.76%
Balloon 10 Year                                            1.01%    Rate/Term Refinance                       8.81%
Balloon 15 Year                                            2.90%
Balloon 5 Year                                             0.49%    5 Units                                   0.21%
Fixed Rate 10 Year                                         0.26%    6 Units                                   0.48%
Fixed Rate 15 Year                                         2.97%    7 Units                                   0.20%
Fixed Rate 20 Year                                         3.93%    8 Units                                   0.06%
Fixed Rate 25 Year                                         0.31%    Condominium                               2.57%
Fixed Rate 30 Year                                        88.13%    Duplex                                    5.29%
Fixed Rate 5 Year                                          0.00%    Mixed Use                                 0.81%
                                                                    Quadruplex                                0.15%
Not Interest Only                                        100.00%    Row Home                                  0.29%
                                                                    Single Family                            89.49%
Prepay Penalty:  N/A                                       8.53%    Townhouse                                 0.17%
Prepay Penalty:  6 months                                  0.19%    Triplex                                   0.30%
Prepay Penalty: 12 months                                  5.75%
Prepay Penalty: 24 months                                  3.24%    Investor Non-owner                        4.37%
Prepay Penalty: 30 months                                  0.05%    Primary                                  95.18%
Prepay Penalty: 36 months                                 37.39%    Second Home                               0.45%
Prepay Penalty: 48 months                                  0.77%
Prepay Penalty: 60 months                                 44.07%    Top 5 States:
                                                                    New York                                  9.65%
First Lien                                                96.03%    California                                7.91%
Second Lien                                                3.97%    Ohio                                      6.45%
                                                                    Florida                                   6.16%
Alternative Documentation                                  2.51%    Pennsylvania                              5.92%
Full Documentation                                        78.97%
Lite Doc                                                   0.10%
Stated Income                                             18.41%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
      0.01 -  50,000.00                        139     4,808,091.37        1.37%      9.313          218       75.30         626
 50,000.01 - 100,000.00                        574    44,215,910.64       12.62%      7.637          308       84.61         640
100,000.01 - 150,000.00                        613    75,989,827.27       21.70%      7.012          338       85.29         642
150,000.01 - 200,000.00                        394    68,216,296.31       19.48%      6.842          345       85.07         643
200,000.01 - 250,000.00                        223    49,888,972.56       14.24%      6.758          341       84.49         642
250,000.01 - 300,000.00                        124    33,862,665.27        9.67%      6.705          343       82.45         652
300,000.01 - 350,000.00                         99    31,877,953.54        9.10%      6.669          344       84.09         657
350,000.01 - 400,000.00                         58    21,760,831.51        6.21%      6.583          353       81.39         644
400,000.01 - 450,000.00                         16     6,872,387.29        1.96%      6.789          331       86.77         679
450,000.01 - 500,000.00                         21    10,059,350.09        2.87%      6.567          348       77.45         664
600,000.01 - 650,000.00                          2     1,249,761.24        0.36%      6.750          358       71.59         680
650,000.01 - 700,000.00                          1       681,700.51        0.19%      6.250          358       86.46         652
700,000.01 - 750,000.00                          1       748,766.87        0.21%      7.000          358       78.95         621
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 6.000 - 6.499                                 534   105,026,909.41       29.99%      6.325          347       81.74         659
 6.500 - 6.999                                 791   140,503,108.95       40.12%      6.709          347       84.30         647
 7.000 - 7.499                                 277    38,881,318.45       11.10%      7.239          348       86.58         628
 7.500 - 7.999                                 285    36,538,473.59       10.43%      7.732          321       86.98         633
 8.000 - 8.499                                 100    11,411,515.68        3.26%      8.199          302       85.45         635
 8.500 - 8.999                                 105     8,688,613.34        2.48%      8.755          248       82.98         638
 9.000 - 9.499                                  29     1,964,493.18        0.56%      9.234          199       82.56         614
 9.500 - 9.999                                  64     3,675,138.53        1.05%      9.758          216       81.80         625
10.000 -10.499                                  23     1,104,392.41        0.32%     10.236          194       84.75         622
10.500 -10.999                                  40     1,698,653.84        0.49%     10.732          190       83.14         625
11.000 -11.499                                   9       354,572.29        0.10%     11.179          197       74.31         614
11.500 -11.999                                   4       225,993.27        0.06%     11.824          177       92.38         644
12.000 -12.499                                   2        82,577.96        0.02%     12.145          220       81.18         611
12.500 -12.999                                   1        17,123.37        0.00%     12.990          232       79.02         603
13.000 -13.499                                   1        59,630.20        0.02%     13.000          175       95.00         624
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
FICO                                         LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
525-549                                         53     8,263,959.67        2.36%      7.289          345       70.40         536
550-574                                         97    14,350,517.10        4.10%      7.348          345       79.47         565
575-599                                        265    36,726,266.51       10.49%      7.143          338       80.05         588
600-624                                        370    52,870,536.99       15.10%      7.072          337       82.83         613
625-649                                        502    72,595,449.05       20.73%      6.979          339       84.32         637
650-674                                        436    72,287,464.25       20.64%      6.833          337       86.08         661
675-699                                        322    55,301,857.34       15.79%      6.728          339       86.86         686
700+                                           220    37,836,463.56       10.80%      6.824          323       85.64         731
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
  0.01- 49.99                                   48     6,053,127.24        1.73%      7.130          319       40.67         647
 50.00- 54.99                                   27     3,637,191.62        1.04%      6.896          295       52.97         627
 55.00- 59.99                                   33     4,185,121.97        1.19%      6.899          320       57.52         600
 60.00- 64.99                                   54     7,514,569.29        2.15%      6.896          312       62.50         627
 65.00- 69.99                                   69    11,056,039.68        3.16%      6.805          335       67.05         620
 70.00- 74.99                                  112    17,888,614.80        5.11%      7.023          310       72.10         631
 75.00- 79.99                                  206    34,316,719.83        9.80%      6.930          331       77.66         631
 80.00                                         411    66,959,862.84       19.12%      6.746          345       80.00         650
 80.01- 84.99                                  154    23,163,126.64        6.61%      6.909          328       83.02         645
 85.00- 89.99                                  321    51,417,044.29       14.68%      6.856          342       86.79         641
 90.00- 94.99                                  318    50,979,288.85       14.56%      6.988          345       90.80         643
 95.00- 99.99                                  145    22,429,635.51        6.40%      7.124          338       95.83         657
 100.00                                        367    50,632,171.91       14.46%      7.207          339      100.00         671
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
60                                              10     1,718,450.34        0.49%      8.263           58       75.13         694
120                                             25     4,460,813.92        1.27%      7.956          117       69.58         696
180                                            281    20,549,188.61        5.87%      8.268          176       83.19         645
240                                            123    13,750,295.24        3.93%      7.245          237       81.02         638
300                                              6       848,625.53        0.24%      7.432          297       89.35         614
312                                              1        94,693.96        0.03%      7.380          309      100.00         641
336                                              1       144,230.86        0.04%      7.280          334      100.00         645
360                                          1,818   308,666,216.01       88.13%      6.821          357       84.45         645
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
  1- 60                                         10     1,718,450.34        0.49%      8.263           58       75.13         694
 61-120                                         25     4,460,813.92        1.27%      7.956          117       69.58         696
121-180                                        281    20,549,188.61        5.87%      8.268          176       83.19         645
181-240                                        123    13,750,295.24        3.93%      7.245          237       81.02         638
241-300                                          6       848,625.53        0.24%      7.432          297       89.35         614
301-360                                      1,820   308,905,140.83       88.20%      6.822          357       84.46         645
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
FRM/ARM                                      LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Fixed Rate                                   2,265   350,232,514.47      100.00%      6.946          337       84.03         646
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
PRODUCT                                      LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Balloon 10 Year                                 16     3,541,672.51        1.01%      8.257          117       71.44         711
Balloon 15 Year                                161    10,164,464.84        2.90%      8.893          176       86.68         647
Balloon 5 Year                                   9     1,705,978.23        0.49%      8.250           58       75.09         693
Fixed Rate 10 Year                               9       919,141.41        0.26%      6.799          117       62.38         638
Fixed Rate 15 Year                             120    10,384,723.77        2.97%      7.656          176       79.77         644
Fixed Rate 20 Year                             123    13,750,295.24        3.93%      7.245          237       81.02         638
Fixed Rate 25 Year                               8     1,087,550.35        0.31%      7.407          303       91.69         620
Fixed Rate 30 Year                           1,818   308,666,216.01       88.13%      6.821          357       84.45         645
Fixed Rate 5 Year                                1        12,472.11        0.00%     10.000           53       80.00         712
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL   CURR PRIN       GROSS    REMAINING    COMBINED     AVERAGE
INTEREST ONLY                                LOANS          BALANCE         BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Not Interest Only                            2,265   350,232,514.47      100.00%      6.946          337       84.03         646
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Prepay Penalty:  N/A                           242    29,881,877.77        8.53%      7.374          329       84.34         640
Prepay Penalty:  6 months                        5       682,393.00        0.19%      6.859          357       97.10         668
Prepay Penalty: 12 months                      140    20,148,175.68        5.75%      7.273          324       81.91         648
Prepay Penalty: 24 months                       79    11,348,230.43        3.24%      7.163          333       84.54         642
Prepay Penalty: 30 months                        1       171,496.38        0.05%      6.130          357       80.00         728
Prepay Penalty: 36 months                      860   130,934,582.80       37.39%      7.081          331       84.07         651
Prepay Penalty: 48 months                       14     2,704,480.74        0.77%      6.534          344       84.16         653
Prepay Penalty: 60 months                      924   154,361,277.67       44.07%      6.699          345       84.12         642
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
LIEN                                         LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
First Lien                                   2,014   336,324,391.24       96.03%      6.850          343       84.00         646
Second Lien                                    251    13,908,123.23        3.97%      9.264          189       84.68         642
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alternative Documentation                       48     8,800,944.27        2.51%      7.137          325       83.38         648
Full Documentation                           1,880   276,583,185.32       78.97%      6.964          336       85.12         641
Lite Doc                                         3       367,396.67        0.10%      7.256          331       80.95         659
Stated Income                                  334    64,480,988.21       18.41%      6.842          342       79.46         667
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Cash Out Refinance                           1,808   285,185,051.08       81.43%      6.922          339       83.94         643
Purchase                                       240    34,192,107.22        9.76%      7.222          317       84.89         670
Rate/Term Refinance                            217    30,855,356.17        8.81%      6.868          334       83.92         646
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
5 Units                                          4       720,390.89        0.21%      7.946          135       74.25         722
6 Units                                          7     1,687,964.77        0.48%      8.043          101       77.12         707
7 Units                                          3       708,523.42        0.20%      8.178          116       74.74         669
8 Units                                          1       198,345.39        0.06%      8.250          112       42.55         704
Condominium                                     63     8,987,232.59        2.57%      7.051          346       84.17         654
Duplex                                          83    18,519,641.63        5.29%      6.806          343       79.11         662
Mixed Use                                       17     2,821,900.68        0.81%      8.562          114       71.68         712
Quadruplex                                       5       517,364.81        0.15%      7.812          330       79.30         667
Row Home                                        13     1,001,741.39        0.29%      7.848          319       82.74         630
Single Family                                2,058   313,422,389.19       89.49%      6.918          341       84.54         643
Townhouse                                        6       582,659.55        0.17%      7.392          328       90.83         624
Triplex                                          5     1,064,360.16        0.30%      7.519          358       80.80         644
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Investor Non-owner                             104    15,290,730.38        4.37%      7.729          246       74.60         674
Primary                                      2,154   333,352,176.38       95.18%      6.912          341       84.46         644
Second Home                                      7     1,589,607.71        0.45%      6.509          311       84.09         667
                                            ------   --------------   ---------    --------   ----------   ---------   ---------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
STATE                                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alabama                                         22     3,048,946.50        0.87%      6.840          346       88.51         639
Arizona                                         38     6,184,764.05        1.77%      6.820          351       90.19         653
California                                     140    27,701,903.16        7.91%      6.749          339       77.41         658
Colorado                                        15     1,958,813.18        0.56%      7.168          339       84.36         651
Connecticut                                     56    11,334,669.93        3.24%      7.181          305       80.25         649
Delaware                                        19     2,184,372.68        0.62%      7.320          325       86.35         646
Florida                                        149    21,562,215.78        6.16%      6.934          343       84.24         643
Georgia                                         82    12,428,962.94        3.55%      6.909          328       89.34         659
Idaho                                            6       595,869.34        0.17%      8.260          306       85.80         639
Illinois                                        67     9,764,128.25        2.79%      6.990          323       86.25         665
Indiana                                         86     9,346,168.81        2.67%      7.087          347       89.15         652
Iowa                                            17     1,927,372.44        0.55%      7.190          334       91.05         665
Kansas                                          46     5,588,699.83        1.60%      7.085          345       91.95         662
Kentucky                                        20     2,547,675.17        0.73%      6.995          333       87.79         646
Maine                                           16     2,561,712.79        0.73%      6.835          340       80.08         622
Maryland                                       107    19,015,383.16        5.43%      6.781          339       82.36         631
Massachusetts                                   63    12,489,974.04        3.57%      6.880          334       78.53         636
Michigan                                       125    17,529,007.99        5.00%      6.822          345       86.03         641
Minnesota                                       42     8,336,354.17        2.38%      6.499          351       80.06         666
Missouri                                        69     7,441,762.02        2.12%      7.163          334       87.11         642
Montana                                          2       204,819.23        0.06%      6.921          353       75.62         624
Nebraska                                        21     2,143,543.90        0.61%      7.386          297       84.74         647
Nevada                                          22     4,162,110.57        1.19%      6.640          340       79.33         640
New Hampshire                                   12     1,907,522.32        0.54%      6.982          321       83.09         620
New Jersey                                      65    12,538,268.98        3.58%      6.973          327       83.16         642
New Mexico                                      17     2,301,171.14        0.66%      7.032          351       83.90         616
New York                                       166    33,802,200.21        9.65%      6.868          338       79.49         635
North Carolina                                  94    14,432,511.17        4.12%      7.028          347       87.49         643
Ohio                                           183    22,580,081.43        6.45%      6.882          341       87.86         648
Oklahoma                                        11     1,224,236.15        0.35%      7.213          336       81.21         656
Oregon                                          17     2,528,203.17        0.72%      6.698          354       82.04         662
Pennsylvania                                   153    20,750,116.54        5.92%      7.169          331       83.87         642
Rhode Island                                    35     7,137,167.13        2.04%      7.133          306       81.45         646
South Carolina                                  37     4,585,640.85        1.31%      7.227          340       87.31         637
South Dakota                                     4       282,303.67        0.08%      7.838          357       80.38         606
Tennessee                                       67     9,103,049.12        2.60%      7.211          349       88.86         638
Texas                                           11     1,895,242.41        0.54%      6.736          357       82.90         661
Utah                                            11     1,550,145.34        0.44%      6.601          350       91.32         674
Virginia                                       103    16,584,851.14        4.74%      6.967          337       84.65         647
Washington                                      18     2,647,521.26        0.76%      7.002          324       89.47         670
Wisconsin                                       29     4,157,791.75        1.19%      7.293          336       91.43         648
Wyoming                                          2       165,260.76        0.05%      7.279          324       97.13         654
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        2,265   350,232,514.47      100.00%      6.946          337       84.03         646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                        GROUP II MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                  MINIMUM             MAXIMUM
                                                                              ----------------    ----------------
Scheduled Principal Balance                    $    180,043,010               $         17,953    $        748,764
Average Scheduled Principal Balance            $        176,513
Number of Mortgage Loans                                  1,020

Weighted Average Gross Coupon                             6.969%                         6.130%             11.600%
Weighted Average FICO Score                                 632                            525                 796
Weighted Average Combined Original LTV                    84.18%                         26.32%             100.00%

Weighted Average Original Term                       359 months                     180 months          360 months
Weighted Average Stated Remaining Term               356 months                     173 months          360 months
Weighted Average Seasoning                             3 months                       0 months           16 months

Weighted Average Gross Margin                             6.492%                         2.750%             10.000%
Weighted Average Minimum Interest Rate                    6.980%                         5.000%             10.000%
Weighted Average Maximum Interest Rate                   13.201%                        10.380%             15.500%
Weighted Average Initial Rate Cap                         2.996%                         1.500%              3.000%
Weighted Average Subsequent Rate Cap                      1.297%                         1.000%              2.000%
Weighted Average Months to Roll                       24 months                       8 months           59 months

Maturity Date                                                                      Aug  1 2019         Mar  1 2035
Maximum Zip Code Concentration                             0.78%                         08260

ARM                                                       90.05%    Cash Out Refinance                       72.22%
Fixed Rate                                                 9.95%    Purchase                                 22.29%
                                                                    Rate/Term Refinance                       5.49%
2/28 6 Mo LIBOR ARM                                       76.22%
3/27 6 Mo LIBOR ARM                                        9.40%    5 Units                                   1.01%
5/25 6 MO LIBOR                                            4.43%    6 Units                                   2.17%
Balloon 15 Year                                            0.32%    7 Units                                   0.47%
Fixed Rate 15 Year                                         0.32%    8 Units                                   0.07%
Fixed Rate 20 Year                                         0.20%    Condominium                               4.05%
Fixed Rate 25 Year                                         0.07%    Duplex                                    7.06%
Fixed Rate 30 Year                                         9.05%    Mixed Use                                 4.29%
                                                                    Quadruplex                                1.00%
Not Interest Only                                        100.00%    Row Home                                  0.22%
                                                                    Single Family                            78.95%
Prepay Penalty:  N/A                                      21.96%    Townhouse                                 0.19%
Prepay Penalty:  6 months                                  0.13%    Triplex                                   0.52%
Prepay Penalty: 12 months                                  8.24%
Prepay Penalty: 24 months                                 48.46%    Investor Non-owner                       11.85%
Prepay Penalty: 36 months                                 17.99%    Primary                                  86.54%
Prepay Penalty: 60 months                                  3.24%    Second Home                               1.61%

First Lien                                                99.53%    Top 5 States:
Second Lien                                                0.47%    Michigan                                  9.44%
                                                                    California                                8.77%
Alternative Documentation                                  8.04%    New Jersey                                6.86%
Full Documentation                                        69.89%    New York                                  6.52%
Lite Doc                                                   0.30%    Florida                                   6.08%
Stated Income                                             21.78%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
        0.01 -  50,000.00                       20       779,187.62        0.43%      8.318          303       80.61         617
   50,000.01 - 100,000.00                      215    16,985,417.45        9.43%      7.329          349       82.18         626
  100,000.01 - 150,000.00                      306    38,129,484.03       21.18%      7.028          356       85.81         629
  150,000.01 - 200,000.00                      166    28,545,559.09       15.85%      7.051          356       85.65         628
  200,000.01 - 250,000.00                      100    22,327,880.02       12.40%      6.876          358       83.60         641
  250,000.01 - 300,000.00                       96    26,355,592.20       14.64%      6.921          357       83.35         629
  300,000.01 - 350,000.00                       47    15,245,387.63        8.47%      6.727          357       83.10         641
  350,000.01 - 400,000.00                       25     9,367,979.72        5.20%      6.848          357       83.40         652
  400,000.01 - 450,000.00                       19     8,023,812.72        4.46%      6.771          358       85.85         624
  450,000.01 - 500,000.00                       12     5,734,489.12        3.19%      6.847          356       81.48         640
  500,000.01 - 550,000.00                        4     2,100,844.77        1.17%      7.313          358       89.59         613
  550,000.01 - 600,000.00                        5     2,837,147.24        1.58%      6.732          358       89.49         662
  600,000.01 - 650,000.00                        1       628,801.35        0.35%      6.250          358       70.00         616
  700,000.01 - 750,000.00                        4     2,981,426.56        1.66%      6.651          358       75.72         614
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 6.000 - 6.499                                 196    39,727,770.99       22.07%      6.315          356       81.55         643
 6.500 - 6.999                                 375    72,700,162.45       40.38%      6.758          357       83.86         639
 7.000 - 7.499                                 193    32,136,514.47       17.85%      7.223          357       87.48         624
 7.500 - 7.999                                 173    26,751,585.88       14.86%      7.706          357       85.46         620
 8.000 - 8.499                                  43     5,221,065.66        2.90%      8.232          349       83.56         607
 8.500 - 8.999                                  28     2,904,488.34        1.61%      8.681          356       79.61         574
 9.000 - 9.499                                   3       175,752.91        0.10%      9.302          291       84.20         637
 9.500 - 9.999                                   4       158,306.42        0.09%      9.596          221       84.56         618
10.000 -10.499                                   2       108,450.89        0.06%     10.156          174       94.38         638
10.500 -10.999                                   2       101,366.06        0.06%     10.587          187       97.11         642
11.500 -11.999                                   1        57,545.45        0.03%     11.600          177      100.00         623
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
FICO                                         LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
525-549                                         45     6,626,164.66        3.68%      7.657          358       81.29         537
550-574                                         92    15,546,354.15        8.63%      7.277          357       80.83         563
575-599                                        152    26,630,215.63       14.79%      7.030          357       81.63         589
600-624                                        184    32,679,484.26       18.15%      6.893          355       84.62         614
625-649                                        219    36,636,355.95       20.35%      6.963          355       86.23         636
650-674                                        155    27,879,119.30       15.48%      6.890          355       84.55         661
675-699                                         87    16,477,264.45        9.15%      6.776          357       86.76         685
700+                                            86    17,568,051.12        9.76%      6.803          355       83.95         728
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
  0.01- 49.99                                   22     2,523,766.90        1.40%      7.017          358       40.60         608
 50.00- 54.99                                    6       654,097.27        0.36%      7.102          358       51.66         624
 55.00- 59.99                                    8     1,265,666.26        0.70%      6.473          357       57.09         615
 60.00- 64.99                                   17     3,479,608.50        1.93%      6.842          357       62.47         601
 65.00- 69.99                                   32     6,162,090.67        3.42%      6.883          349       67.58         639
 70.00- 74.99                                   42     8,903,461.28        4.95%      6.807          358       72.03         613
 75.00- 79.99                                   83    17,280,909.58        9.60%      7.056          357       76.94         632
 80.00                                         213    34,216,375.63       19.00%      6.791          357       80.00         646
 80.01- 84.99                                   60    12,673,820.23        7.04%      6.899          352       82.71         647
 85.00- 89.99                                  150    25,503,444.80       14.17%      7.053          356       86.25         613
 90.00- 94.99                                  192    35,068,961.15       19.48%      7.006          357       90.62         622
 95.00- 99.99                                   65    11,748,283.26        6.53%      7.079          356       95.56         635
 100.00                                        130    20,562,523.99       11.42%      7.142          356      100.00         657
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
180                                             15     1,147,173.30        0.64%      8.252          177       83.06         660
240                                              6       362,581.77        0.20%      7.729          236       87.78         638
300                                              1       119,731.23        0.07%      7.630          298      100.00         608
360                                            998   178,413,523.22       99.09%      6.959          357       84.17         632
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
121-180                                         15     1,147,173.30        0.64%      8.252          177       83.06         660
181-240                                          6       362,581.77        0.20%      7.729          236       87.78         638
241-300                                          1       119,731.23        0.07%      7.630          298      100.00         608
301-360                                        998   178,413,523.22       99.09%      6.959          357       84.17         632
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
FRM/ARM                                      LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
ARM                                            894   162,127,267.99       90.05%      6.962          357       84.14         630
Fixed Rate                                     126    17,915,741.53        9.95%      7.032          342       84.51         650
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PRODUCT                                      LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
2/28 6 Mo LIBOR ARM                            760   137,230,640.24       76.22%      6.966          357       84.43         629
3/27 6 Mo LIBOR ARM                            101    16,923,959.81        9.40%      6.973          357       85.12         647
5/25 6 MO LIBOR                                 33     7,972,667.94        4.43%      6.873          358       77.03         615
Balloon 15 Year                                  8       567,635.54        0.32%      9.314          176       90.76         660
Fixed Rate 15 Year                               7       579,537.76        0.32%      7.212          177       75.53         661
Fixed Rate 20 Year                               6       362,581.77        0.20%      7.729          236       87.78         638
Fixed Rate 25 Year                               1       119,731.23        0.07%      7.630          298      100.00         608
Fixed Rate 30 Year                             104    16,286,255.23        9.05%      6.926          357       84.43         650
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
INTEREST ONLY                                LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Not Interest Only                            1,020   180,043,009.52      100.00%      6.969          356       84.18         632
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Prepay Penalty:  N/A                           228    39,528,997.80       21.96%      7.159          356       83.76         629
Prepay Penalty:  6 months                        3       228,364.01        0.13%      7.770          357       93.25         612
Prepay Penalty: 12 months                       64    14,828,685.63        8.24%      6.935          355       81.54         644
Prepay Penalty: 24 months                      473    87,249,212.62       48.46%      6.904          357       84.59         627
Prepay Penalty: 36 months                      213    32,382,898.16       17.99%      6.971          353       85.29         643
Prepay Penalty: 60 months                       39     5,824,851.30        3.24%      6.696          355       80.99         652
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
LIEN                                         LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
First Lien                                   1,006   179,201,411.91       99.53%      6.958          357       84.14         632
Second Lien                                     14       841,597.61        0.47%      9.268          200       90.91         653
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alternative Documentation                       60    14,469,534.02        8.04%      7.039          357       86.47         613
Full Documentation                             765   125,825,639.85       69.89%      6.969          356       85.23         629
Lite Doc                                         2       534,708.02        0.30%      7.420          358       81.01         730
Stated Income                                  193    39,213,127.63       21.78%      6.938          356       80.00         649
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Cash Out Refinance                             726   130,022,287.86       72.22%      6.944          356       84.02         627
Purchase                                       230    40,132,862.26       22.29%      7.019          357       83.93         654
Rate/Term Refinance                             64     9,887,859.40        5.49%      7.096          356       87.24         619
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
5 Units                                          9     1,822,390.00        1.01%      6.991          358       79.41         681
6 Units                                         16     3,914,846.67        2.17%      6.827          359       76.78         675
7 Units                                          4       842,241.00        0.47%      6.645          358       74.91         713
8 Units                                          1       126,893.33        0.07%      7.130          357       80.00         722
Condominium                                     50     7,283,839.18        4.05%      6.905          354       84.63         653
Duplex                                          55    12,709,705.98        7.06%      6.906          355       82.15         642
Mixed Use                                       35     7,728,310.30        4.29%      7.260          359       72.96         654
Quadruplex                                       8     1,804,504.38        1.00%      6.888          358       82.26         674
Row Home                                         4       396,553.05        0.22%      7.885          358       80.11         592
Single Family                                  829   142,144,876.70       78.95%      6.965          356       85.28         626
Townhouse                                        3       335,965.95        0.19%      6.901          357       88.96         697
Triplex                                          6       932,882.98        0.52%      7.090          357       85.90         653
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Investor Non-owner                             116    21,340,039.40       11.85%      7.183          358       76.24         667
Primary                                        889   155,803,566.65       86.54%      6.933          356       85.14         628
Second Home                                     15     2,899,403.47        1.61%      7.301          357       91.01         630
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
STATE                                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alabama                                          5       717,698.48        0.40%      6.789          316       84.43         650
Arizona                                         27     4,283,836.01        2.38%      6.886          357       88.83         621
California                                      61    15,792,112.29        8.77%      6.766          356       79.58         634
Colorado                                         8     1,557,596.44        0.87%      6.892          358       85.25         631
Connecticut                                     31     6,350,366.71        3.53%      6.877          356       80.42         646
Delaware                                         9     1,671,088.44        0.93%      7.012          358       93.04         638
Florida                                         68    10,948,433.50        6.08%      6.901          357       85.00         634
Georgia                                         40     6,544,715.26        3.64%      7.332          358       85.83         616
Idaho                                            2       151,332.80        0.08%      7.859          358       86.31         636
Illinois                                        45     8,823,758.73        4.90%      6.857          355       86.87         640
Indiana                                         16     1,512,590.42        0.84%      6.846          357       86.96         621
Iowa                                             9       860,186.48        0.48%      7.215          355       86.67         624
Kansas                                          13     1,351,864.95        0.75%      7.286          358       93.78         652
Kentucky                                         5       504,764.11        0.28%      7.077          357       84.49         668
Maine                                            3       435,515.44        0.24%      6.900          357       79.41         710
Maryland                                        24     5,006,885.15        2.78%      6.949          356       81.44         618
Massachusetts                                   33     8,317,986.46        4.62%      6.776          357       80.02         645
Michigan                                       110    16,998,526.94        9.44%      6.982          358       84.76         635
Minnesota                                       19     3,747,728.33        2.08%      6.781          357       85.10         611
Missouri                                        35     5,111,378.05        2.84%      6.973          357       86.85         631
Nebraska                                         6       564,969.89        0.31%      7.218          358       91.11         605
Nevada                                          10     1,932,272.63        1.07%      7.026          348       87.00         617
New Hampshire                                    2       435,986.34        0.24%      6.677          358       88.21         703
New Jersey                                      48    12,344,062.78        6.86%      7.134          356       82.18         647
New Mexico                                       5       538,272.52        0.30%      7.611          358       91.77         606
New York                                        45    11,732,858.24        6.52%      6.952          356       76.36         640
North Carolina                                  61     8,778,244.43        4.88%      7.153          354       86.44         606
North Dakota                                     1        70,820.19        0.04%      6.880          357       81.61         619
Ohio                                            68     8,530,895.98        4.74%      6.969          358       88.77         633
Oklahoma                                         1        89,752.19        0.05%      6.450          357       80.00         650
Oregon                                           7     1,100,077.09        0.61%      7.409          351       91.05         604
Pennsylvania                                    57     8,173,990.44        4.54%      7.220          354       83.82         620
Rhode Island                                    20     4,126,168.01        2.29%      6.786          355       79.19         669
South Carolina                                  15     2,482,447.23        1.38%      7.478          358       94.41         614
South Dakota                                    11     1,203,852.84        0.67%      7.434          358       93.92         630
Tennessee                                       18     2,668,032.66        1.48%      7.010          350       92.42         629
Texas                                            4       357,428.37        0.20%      7.055          329       84.99         632
Utah                                             2       577,076.20        0.32%      6.338          358       94.52         646
Virginia                                        30     5,851,738.61        3.25%      6.826          357       87.21         623
Washington                                       3       333,893.35        0.19%      7.265          358       81.05         653
Wisconsin                                       42     7,359,398.73        4.09%      6.783          358       83.78         626
Wyoming                                          1       102,405.81        0.06%      7.675          356       75.00         575
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                        1,020   180,043,009.52      100.00%      6.969          356       84.18         632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
GROSS MARGIN                                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 2.500 - 2.999                                   1       256,429.87        0.16%      6.830          355       85.00         653
 4.500 - 4.999                                   2       637,314.67        0.39%      6.543          347       79.31         573
 5.000 - 5.499                                  15     2,841,224.16        1.75%      6.388          358       80.46         674
 5.500 - 5.999                                 119    23,403,275.62       14.44%      6.584          357       83.42         643
 6.000 - 6.499                                 126    23,419,919.64       14.45%      6.660          357       85.53         645
 6.500 - 6.999                                 512    90,893,198.39       56.06%      7.045          358       84.82         625
 7.000 - 7.499                                  55     7,448,079.38        4.59%      7.521          357       83.57         617
 7.500 - 7.999                                  52    10,810,848.75        6.67%      7.332          358       78.58         616
 8.000 - 8.499                                   8     1,055,273.55        0.65%      7.962          357       88.43         623
 8.500 - 8.999                                   3     1,206,793.14        0.74%      7.649          358       79.95         679
10.000 -10.499                                   1       154,910.82        0.10%      8.750          359       84.70         526
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 5.000 - 5.499                                   6       613,768.71        0.38%      6.439          357       77.30         674
 5.500 - 5.999                                  11     1,354,737.29        0.84%      6.543          358       86.89         669
 6.000 - 6.499                                 127    25,011,987.48       15.43%      6.415          357       83.43         645
 6.500 - 6.999                                 362    71,695,848.53       44.22%      6.711          357       83.43         635
 7.000 - 7.499                                 176    28,656,546.51       17.68%      7.239          358       87.72         621
 7.500 - 7.999                                 156    27,370,981.49       16.88%      7.551          358       83.61         615
 8.000 - 8.499                                  35     4,474,545.41        2.76%      8.185          358       83.18         601
 8.500 - 8.999                                  17     2,300,250.85        1.42%      8.129          358       78.67         633
 9.000 - 9.499                                   1        88,108.19        0.05%      9.250          358       78.05         639
 9.500 - 9.999                                   2       405,582.71        0.25%      6.721          359       79.02         730
10.000 -10.499                                   1       154,910.82        0.10%      8.750          359       84.70         526
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
10.000 -10.499                                   1       121,314.73        0.07%      7.380          358       90.00         572
11.500 -11.999                                   3       520,528.11        0.32%      6.484          357       87.32         659
12.000 -12.499                                 101    21,887,111.05       13.50%      6.300          357       82.10         644
12.500 -12.999                                 250    48,776,916.52       30.09%      6.761          358       83.59         633
13.000 -13.499                                 205    36,768,400.77       22.68%      6.910          357       85.49         627
13.500 -13.999                                 215    38,137,142.56       23.52%      7.275          358       84.72         629
14.000 -14.499                                  69     9,710,616.92        5.99%      7.668          358       85.74         618
14.500 -14.999                                  43     5,393,451.17        3.33%      8.149          357       81.08         609
15.000 -15.499                                   6       781,863.54        0.48%      8.423          357       82.27         610
15.500 -15.999                                   1        29,922.62        0.02%      9.500          358       66.67         540
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
1.500                                            2       417,704.39        0.26%      7.158          345       86.92         571
3.000                                          892   161,709,563.60       99.74%      6.961          357       84.13         631
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
1.000                                          418    73,846,608.44       45.55%      6.908          357       84.89         638
1.500                                          441    80,153,128.77       49.44%      7.037          358       83.98         623
2.000                                           35     8,127,530.78        5.01%      6.710          356       78.83         637
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          894   162,127,267.99      100.00%      6.962          357       84.14         630

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       GROUP II-A MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                  MINIMUM             MAXIMUM
                                                                              ----------------    ----------------
Scheduled Principal Balance                    $    137,679,053               $         27,522    $        421,979
Average Scheduled Principal Balance            $        156,810
Number of Mortgage Loans                                    878

Weighted Average Gross Coupon                             7.002%                         6.130%             11.600%
Weighted Average FICO Score                                 628                            525                 793
Weighted Average Combined Original LTV                    84.81%                         26.32%             100.00%

Weighted Average Original Term                       358 months                     180 months          360 months
Weighted Average Stated Remaining Term               356 months                     173 months          360 months
Weighted Average Seasoning                           3   months                     0   months          16  months

Weighted Average Gross Margin                             6.462%                         2.750%              8.000%
Weighted Average Minimum Interest Rate                    6.974%                         5.000%              9.500%
Weighted Average Maximum Interest Rate                   13.246%                        10.380%             15.500%
Weighted Average Initial Rate Cap                         2.995%                         1.500%              3.000%
Weighted Average Subsequent Rate Cap                      1.287%                         1.000%              2.000%
Weighted Average Months to Roll                      24  months                     8   months          59  months

Maturity Date                                                                      Aug  1 2019         Mar  1 2035
Maximum Zip Code Concentration                             1.02%                         08260

ARM                                                       90.06%    Cash Out Refinance                       74.62%
Fixed Rate                                                 9.94%    Purchase                                 20.23%
                                                                    Rate/Term Refinance                       5.15%
2/28 6 Mo LIBOR ARM                                       76.97%
3/27 6 Mo LIBOR ARM                                        9.47%    Condominium                               4.66%
5/25 6 MO LIBOR                                            3.62%    Duplex                                    7.10%
Balloon 15 Year                                            0.34%    Mixed Use                                 4.17%
Fixed Rate 15 Year                                         0.42%    Quadruplex                                1.31%
Fixed Rate 20 Year                                         0.16%    Row Home                                  0.29%
Fixed Rate 25 Year                                         0.09%    Single Family                            81.54%
Fixed Rate 30 Year                                         8.93%    Townhouse                                 0.24%
                                                                    Triplex                                   0.68%
Not Interest Only                                        100.00%
                                                                    Investor Non-owner                        7.98%
Prepay Penalty:  N/A                                      23.56%    Primary                                  90.68%
Prepay Penalty:  6 months                                  0.17%    Second Home                               1.35%
Prepay Penalty: 12 months                                  7.45%
Prepay Penalty: 24 months                                 48.39%    Top 5 States:
Prepay Penalty: 36 months                                 20.43%    Michigan                                 10.17%
                                                                    California                                7.74%
First Lien                                                99.58%    New Jersey                                6.41%
Second Lien                                                0.42%    North Carolina                            5.98%
                                                                    Ohio                                      5.53%
Alternative Documentation                                  6.04%
Full Documentation                                        73.22%
Lite Doc                                                   0.39%
Stated Income                                             20.35%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
      0.01 -  50,000.00                         18       741,727.41        0.54%      8.226          308       80.14         616
 50,000.01 - 100,000.00                        198    15,668,489.64       11.38%      7.277          350       82.15         626
100,000.01 - 150,000.00                        289    36,037,546.81       26.18%      7.035          356       85.90         627
150,000.01 - 200,000.00                        150    25,834,927.52       18.76%      7.048          356       86.30         626
200,000.01 - 250,000.00                         87    19,273,145.42       14.00%      6.873          358       83.98         637
250,000.01 - 300,000.00                         88    24,138,903.31       17.53%      6.945          357       84.15         624
300,000.01 - 350,000.00                         39    12,626,582.75        9.17%      6.744          357       84.18         635
350,000.01 - 400,000.00                          8     2,935,750.81        2.13%      6.833          357       86.46         630
400,000.01 - 450,000.00                          1       421,979.15        0.31%      7.125          357       90.00         633
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 6.000 - 6.499                                 162    28,907,086.74       21.00%      6.321          356       81.89         638
 6.500 - 6.999                                 314    52,134,572.76       37.87%      6.769          356       85.12         635
 7.000 - 7.499                                 179    27,633,527.23       20.07%      7.222          357       87.68         625
 7.500 - 7.999                                 157    22,075,054.50       16.03%      7.715          357       85.03         613
 8.000 - 8.499                                  36     4,402,974.07        3.20%      8.209          348       83.03         607
 8.500 - 8.999                                  22     2,113,426.57        1.54%      8.659          355       80.02         578
 9.000 - 9.499                                   1        88,108.19        0.06%      9.250          358       78.05         639
 9.500 - 9.999                                   4       158,306.42        0.11%      9.596          221       84.56         618
10.000 -10.499                                   2       108,450.89        0.08%     10.156          174       94.38         638
11.500 -11.999                                   1        57,545.45        0.04%     11.600          177      100.00         623
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
FICO                                         LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
525-549                                         39     5,302,512.94        3.85%      7.692          358       81.73         537
550-574                                         85    12,742,014.01        9.25%      7.340          357       82.32         563
575-599                                        136    21,321,759.23       15.49%      7.004          357       81.92         588
600-624                                        168    27,040,008.04       19.64%      6.904          355       84.09         613
625-649                                        184    28,094,965.41       20.41%      6.972          356       86.85         636
650-674                                        133    20,845,404.10       15.14%      6.968          355       84.94         661
675-699                                         72    12,429,543.77        9.03%      6.840          356       88.82         685
700+                                            61     9,902,845.32        7.19%      6.826          353       86.73         727
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 0.01- 49.99                                    21     2,349,221.46        1.71%      7.037          358       40.01         606
50.00- 54.99                                     5       594,234.67        0.43%      7.073          358       51.37         619
55.00- 59.99                                     8     1,265,666.26        0.92%      6.473          357       57.09         615
60.00- 64.99                                    13     2,270,491.72        1.65%      6.993          357       62.41         592
65.00- 69.99                                    22     3,478,182.21        2.53%      6.890          345       67.97         636
70.00- 74.99                                    33     5,480,724.37        3.98%      6.873          357       72.57         616
75.00- 79.99                                    61     9,627,979.08        6.99%      7.138          357       77.14         617
80.00                                          190    28,700,551.69       20.85%      6.820          356       80.00         643
80.01- 84.99                                    40     6,313,125.83        4.59%      6.978          346       83.28         620
85.00- 89.99                                   138    22,180,616.90       16.11%      7.133          357       86.16         607
90.00- 94.99                                   171    28,461,030.84       20.67%      7.023          357       90.59         621
95.00- 99.99                                    58    10,055,224.79        7.30%      7.027          357       95.42         638
100.00                                         118    16,902,003.00       12.28%      7.123          355      100.00         659
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
180                                             13     1,047,362.19        0.76%      8.060          177       81.72         662
240                                              3       219,575.37        0.16%      6.950          235       86.15         646
300                                              1       119,731.23        0.09%      7.630          298      100.00         608
360                                            861   136,292,384.03       98.99%      6.994          357       84.81         628
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
121-180                                         13     1,047,362.19        0.76%      8.060          177       81.72         662
181-240                                          3       219,575.37        0.16%      6.950          235       86.15         646
241-300                                          1       119,731.23        0.09%      7.630          298      100.00         608
301-360                                        861   136,292,384.03       98.99%      6.994          357       84.81         628
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
FRM/ARM                                      LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
ARM                                            783   123,991,472.71       90.06%      6.992          357       84.77         626
Fixed Rate                                      95    13,687,580.11        9.94%      7.097          341       85.14         648
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PRODUCT                                      LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
2/28 6 Mo LIBOR ARM                            670   105,970,955.50       76.97%      7.008          357       85.09         625
3/27 6 Mo LIBOR ARM                             89    13,042,384.47        9.47%      6.884          357       85.25         639
5/25 6 MO LIBOR                                 24     4,978,132.74        3.62%      6.942          358       76.78         614
Balloon 15 Year                                  6       467,824.43        0.34%      9.109          176       89.39         663
Fixed Rate 15 Year                               7       579,537.76        0.42%      7.212          177       75.53         661
Fixed Rate 20 Year                               3       219,575.37        0.16%      6.950          235       86.15         646
Fixed Rate 25 Year                               1       119,731.23        0.09%      7.630          298      100.00         608
Fixed Rate 30 Year                              78    12,300,911.32        8.93%      7.013          357       85.27         647
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
INTEREST ONLY                                LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Not Interest Only                              878   137,679,052.82      100.00%      7.002          356       84.81         628
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Prepay Penalty:  N/A                           210    32,435,642.65       23.56%      7.189          356       84.74         629
Prepay Penalty:  6 months                        3       228,364.01        0.17%      7.770          357       93.25         612
Prepay Penalty: 12 months                       52    10,263,784.95        7.45%      6.847          355       81.71         638
Prepay Penalty: 24 months                      413    66,623,683.81       48.39%      6.942          357       85.05         622
Prepay Penalty: 36 months                      200    28,127,577.40       20.43%      6.980          353       85.36         639
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
LIEN                                         LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
First Lien                                     869   137,097,311.61       99.58%      6.993          356       84.79         628
Second Lien                                      9       581,741.21        0.42%      9.222          179       89.07         660
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alternative Documentation                       48     8,314,454.14        6.04%      7.082          357       85.87         615
Full Documentation                             668   100,810,142.57       73.22%      7.004          356       86.02         624
Lite Doc                                         2       534,708.02        0.39%      7.420          358       81.01         730
Stated Income                                  160    28,019,748.09       20.35%      6.967          355       80.18         646
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Cash Out Refinance                             639   102,730,515.54       74.62%      6.976          355       84.74         623
Purchase                                       184    27,852,266.46       20.23%      7.077          357       84.26         650
Rate/Term Refinance                             55     7,096,270.82        5.15%      7.098          356       87.93         619
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Condominium                                     45     6,419,745.05        4.66%      6.844          356       84.89         653
Duplex                                          48     9,781,235.91        7.10%      7.023          354       82.60         640
Mixed Use                                       31     5,747,571.56        4.17%      7.439          359       71.94         652
Quadruplex                                       8     1,804,504.38        1.31%      6.888          358       82.26         674
Row Home                                         4       396,553.05        0.29%      7.885          358       80.11         592
Single Family                                  733   112,260,593.94       81.54%      6.986          356       85.69         624
Townhouse                                        3       335,965.95        0.24%      6.901          357       88.96         697
Triplex                                          6       932,882.98        0.68%      7.090          357       85.90         653
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Investor Non-owner                              76    10,980,233.90        7.98%      7.481          357       76.43         652
Primary                                        789   124,846,966.81       90.68%      6.958          356       85.48         626
Second Home                                     13     1,851,852.11        1.35%      7.183          357       88.87         649
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
STATE                                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alabama                                          5       717,698.48        0.52%      6.789          316       84.43         650
Arizona                                         26     3,779,994.75        2.75%      6.820          357       87.34         621
California                                      49    10,662,995.97        7.74%      6.860          355       77.86         617
Colorado                                         8     1,557,596.44        1.13%      6.892          358       85.25         631
Connecticut                                     23     4,651,009.50        3.38%      6.893          356       81.99         638
Delaware                                         8     1,251,778.99        0.91%      7.016          358       90.71         642
Florida                                         57     7,562,694.43        5.49%      6.993          356       84.85         631
Georgia                                         37     5,097,329.87        3.70%      7.308          358       84.75         629
Idaho                                            2       151,332.80        0.11%      7.859          358       86.31         636
Illinois                                        42     7,571,114.03        5.50%      6.857          355       86.32         640
Indiana                                         14     1,328,199.13        0.96%      6.843          357       87.13         620
Iowa                                             8       840,678.90        0.61%      7.128          358       86.59         624
Kansas                                          13     1,351,864.95        0.98%      7.286          358       93.78         652
Kentucky                                         5       504,764.11        0.37%      7.077          357       84.49         668
Maine                                            1       129,514.61        0.09%      7.550          356       77.32         647
Maryland                                        21     3,997,452.73        2.90%      6.974          357       83.68         633
Massachusetts                                   19     4,241,611.42        3.08%      6.751          357       80.91         632
Michigan                                        98    14,000,248.83       10.17%      6.999          358       85.27         629
Minnesota                                       18     3,326,102.37        2.42%      6.801          358       83.86         610
Missouri                                        33     4,613,839.50        3.35%      6.989          357       88.58         628
Nebraska                                         6       564,969.89        0.41%      7.218          358       91.11         605
Nevada                                           9     1,516,487.05        1.10%      7.006          345       88.70         635
New Hampshire                                    1       156,593.58        0.11%      6.770          357      100.00         684
New Jersey                                      39     8,827,915.74        6.41%      7.172          355       83.18         651
New Mexico                                       5       538,272.52        0.39%      7.611          358       91.77         606
New York                                        28     6,520,026.33        4.74%      6.934          357       76.21         623
North Carolina                                  60     8,239,145.09        5.98%      7.163          354       86.57         607
North Dakota                                     1        70,820.19        0.05%      6.880          357       81.61         619
Ohio                                            61     7,612,392.66        5.53%      6.968          358       89.64         627
Oregon                                           7     1,100,077.09        0.80%      7.409          351       91.05         604
Pennsylvania                                    48     6,525,483.01        4.74%      7.225          353       84.21         618
Rhode Island                                    12     2,147,730.97        1.56%      6.905          351       76.94         644
South Carolina                                  14     1,903,310.80        1.38%      7.471          357       92.71         611
South Dakota                                    11     1,203,852.84        0.87%      7.434          358       93.92         630
Tennessee                                       16     2,502,583.10        1.82%      6.922          349       92.84         631
Texas                                            4       357,428.37        0.26%      7.055          329       84.99         632
Utah                                             1       158,249.41        0.11%      6.240          359       80.00         637
Virginia                                        26     4,068,744.58        2.96%      6.859          357       87.67         627
Washington                                       3       333,893.35        0.24%      7.265          358       81.05         653
Wisconsin                                       38     5,890,848.63        4.28%      6.864          358       85.73         633
Wyoming                                          1       102,405.81        0.07%      7.675          356       75.00         575
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          878   137,679,052.82      100.00%      7.002          356       84.81         628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
GROSS MARGIN                                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
2.500 - 2.999                                    1       256,429.87        0.21%      6.830          355       85.00         653
4.500 - 4.999                                    1       257,709.66        0.21%      6.790          346       85.00         558
5.000 - 5.499                                   13     1,922,591.09        1.55%      6.382          357       80.69         672
5.500 - 5.999                                  106    18,820,665.48       15.18%      6.574          357       83.35         640
6.000 - 6.499                                  116    19,329,804.99       15.59%      6.708          357       85.17         639
6.500 - 6.999                                  449    69,040,157.29       55.68%      7.101          358       85.77         621
7.000 - 7.499                                   54     7,056,358.85        5.69%      7.511          357       84.49         611
7.500 - 7.999                                   42     7,217,928.83        5.82%      7.452          358       79.01         609
8.000 - 8.499                                    1        89,826.65        0.07%      8.250          357      100.00         635
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          783   123,991,472.71      100.00%      6.992          357       84.77         626

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
5.000 - 5.499                                    6       613,768.71        0.50%      6.439          357       77.30         674
5.500 - 5.999                                    8       765,824.65        0.62%      6.535          358       81.58         664
6.000 - 6.499                                  114    19,836,233.05       16.00%      6.437          357       83.05         640
6.500 - 6.999                                  308    51,779,052.09       41.76%      6.723          357       84.79         632
7.000 - 7.499                                  167    25,436,033.26       20.51%      7.244          358       87.71         621
7.500 - 7.999                                  140    21,311,890.02       17.19%      7.621          358       83.79         610
8.000 - 8.499                                   27     3,349,754.45        2.70%      8.252          358       82.76         592
8.500 - 8.999                                   11       780,885.67        0.63%      8.698          358       76.97         575
9.000 - 9.499                                    1        88,108.19        0.07%      9.250          358       78.05         639
9.500 - 9.999                                    1        29,922.62        0.02%      9.500          358       66.67         540
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          783   123,991,472.71      100.00%      6.992          357       84.77         626

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
10.000 -10.499                                   1       121,314.73        0.10%      7.380          358       90.00         572
11.500 -11.999                                   2       294,351.53        0.24%      6.568          356       77.57         611
12.000 -12.499                                  85    15,942,174.27       12.86%      6.308          357       82.79         640
12.500 -12.999                                 205    33,454,820.77       26.98%      6.779          357       85.40         629
13.000 -13.499                                 188    29,878,853.55       24.10%      6.919          357       85.65         626
13.500 -13.999                                 196    30,290,167.67       24.43%      7.291          357       84.41         621
14.000 -14.499                                  65     9,223,936.67        7.44%      7.630          357       85.76         617
14.500 -14.999                                  36     4,198,684.81        3.39%      8.053          357       82.15         608
15.000 -15.499                                   4       557,246.09        0.45%      8.467          358       82.24         630
15.500 -15.999                                   1        29,922.62        0.02%      9.500          358       66.67         540
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          783   123,991,472.71      100.00%      6.992          357       84.77         626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
1.500                                            2       417,704.39        0.34%      7.158          345       86.92         571
3.000                                          781   123,573,768.32       99.66%      6.991          357       84.76         626
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          783   123,991,472.71      100.00%      6.992          357       84.77         626

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
1.000                                          375    59,690,826.18       48.14%      6.899          357       85.08         634
1.500                                          376    57,482,745.08       46.36%      7.113          358       85.23         617
2.000                                           32     6,817,901.45        5.50%      6.784          356       78.17         633
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          783   123,991,472.71      100.00%      6.992          357       84.77         626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       GROUP II-B MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                  MINIMUM             MAXIMUM
                                                                              ----------------    ----------------
Scheduled Principal Balance                    $     42,363,957               $         17,953    $        748,764
Average Scheduled Principal Balance            $        298,338
Number of Mortgage Loans                                    142

Weighted Average Gross Coupon                             6.860%                         6.140%             10.950%
Weighted Average FICO Score                                 645                            526                 796
Weighted Average Combined Original LTV                    82.13%                         48.61%             100.00%

Weighted Average Original Term                       359 months                     180 months          360 months
Weighted Average Stated Remaining Term               357 months                     175 months          360 months
Weighted Average Seasoning                             2 months                       0 months           15 months

Weighted Average Gross Margin                             6.591%                         4.950%             10.000%
Weighted Average Minimum Interest Rate                    6.997%                         5.740%             10.000%
Weighted Average Maximum Interest Rate                   13.052%                        11.990%             15.490%
Weighted Average Initial Rate Cap                         3.000%                         3.000%              3.000%
Weighted Average Subsequent Rate Cap                      1.332%                         1.000%              2.000%
Weighted Average Months to Roll                       26 months                       9 months           59 months

Maturity Date                                                                      Oct  1 2019         Mar  1 2035
Maximum Zip Code Concentration                             2.17%                         02863

ARM                                                       90.02%    Cash Out Refinance                       64.42%
Fixed Rate                                                 9.98%    Purchase                                 28.99%
                                                                    Rate/Term Refinance                       6.59%
2/28 6 Mo LIBOR ARM                                       73.79%
3/27 6 Mo LIBOR ARM                                        9.16%    5 Units                                   4.30%
5/25 6 MO LIBOR                                            7.07%    6 Units                                   9.24%
Balloon 15 Year                                            0.24%    7 Units                                   1.99%
Fixed Rate 20 Year                                         0.34%    8 Units                                   0.30%
Fixed Rate 30 Year                                         9.41%    Condominium                               2.04%
                                                                    Duplex                                    6.91%
Not Interest Only                                        100.00%    Mixed Use                                 4.68%
                                                                    Single Family                            70.54%
Prepay Penalty: N/A                                       16.74%
Prepay Penalty: 12 months                                 10.78%    Investor Non-owner                       24.45%
Prepay Penalty: 24 months                                 48.69%    Primary                                  73.07%
Prepay Penalty: 36 months                                 10.04%    Second Home                               2.47%
Prepay Penalty: 60 months                                 13.75%
                                                                    Top 5 States:
First Lien                                                99.39%    New York                                 12.30%
Second Lien                                                0.61%    California                               12.11%
                                                                    Massachusetts                             9.62%
Alternative Documentation                                 14.53%    New Jersey                                8.30%
Full Documentation                                        59.05%    Florida                                   7.99%
Stated Income                                             26.42%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
      0.01 -  50,000.00                          2        37,460.21        0.09%     10.135          207       89.75         624
 50,000.01 - 100,000.00                         17     1,316,927.81        3.11%      7.940          335       82.56         622
100,000.01 - 150,000.00                         17     2,091,937.22        4.94%      6.905          357       84.40         656
150,000.01 - 200,000.00                         16     2,710,631.57        6.40%      7.085          357       79.51         649
200,000.01 - 250,000.00                         13     3,054,734.60        7.21%      6.895          358       81.23         669
250,000.01 - 300,000.00                          8     2,216,688.89        5.23%      6.660          358       74.73         680
300,000.01 - 350,000.00                          8     2,618,804.88        6.18%      6.643          359       77.88         673
350,000.01 - 400,000.00                         17     6,432,228.91       15.18%      6.854          357       82.00         662
400,000.01 - 450,000.00                         18     7,601,833.57       17.94%      6.752          358       85.62         624
450,000.01 - 500,000.00                         12     5,734,489.12       13.54%      6.847          356       81.48         640
500,000.01 - 550,000.00                          4     2,100,844.77        4.96%      7.313          358       89.59         613
550,000.01 - 600,000.00                          5     2,837,147.24        6.70%      6.732          358       89.49         662
600,000.01 - 650,000.00                          1       628,801.35        1.48%      6.250          358       70.00         616
700,000.01 - 750,000.00                          4     2,981,426.56        7.04%      6.651          358       75.72         614
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 6.000 - 6.499                                  34    10,820,684.25       25.54%      6.299          357       80.64         655
 6.500 - 6.999                                  61    20,565,589.69       48.55%      6.731          358       80.65         649
 7.000 - 7.499                                  14     4,502,987.24       10.63%      7.226          358       86.29         620
 7.500 - 7.999                                  16     4,676,531.38       11.04%      7.665          357       87.45         656
 8.000 - 8.499                                   7       818,091.59        1.93%      8.354          357       86.41         606
 8.500 - 8.999                                   6       791,061.77        1.87%      8.740          359       78.51         563
 9.000 - 9.499                                   2        87,644.72        0.21%      9.353          224       90.38         634
10.500 -10.999                                   2       101,366.06        0.24%     10.587          187       97.11         642
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
FICO                                         LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
525-549                                          6     1,323,651.72        3.12%      7.517          358       79.52         534
550-574                                          7     2,804,340.14        6.62%      6.991          355       74.06         565
575-599                                         16     5,308,456.40       12.53%      7.132          357       80.44         590
600-624                                         16     5,639,476.22       13.31%      6.840          356       87.20         616
625-649                                         35     8,541,390.54       20.16%      6.933          355       84.21         635
650-674                                         22     7,033,715.20       16.60%      6.658          358       83.40         661
675-699                                         15     4,047,720.68        9.55%      6.582          358       80.46         685
700+                                            25     7,665,205.80       18.09%      6.774          358       80.36         731
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
  0.01- 49.99                                    1       174,545.44        0.41%      6.750          357       48.61         626
 50.00- 54.99                                    1        59,862.60        0.14%      7.390          357       54.55         668
 60.00- 64.99                                    4     1,209,116.78        2.85%      6.559          357       62.59         618
 65.00- 69.99                                   10     2,683,908.46        6.34%      6.872          356       67.08         643
 70.00- 74.99                                    9     3,422,736.91        8.08%      6.701          359       71.15         609
 75.00- 79.99                                   22     7,652,930.50       18.06%      6.953          358       76.68         652
 80.00                                          23     5,515,823.94       13.02%      6.641          358       80.00         657
 80.01- 84.99                                   20     6,360,694.40       15.01%      6.821          358       82.15         674
 85.00- 89.99                                   12     3,322,827.90        7.84%      6.521          355       86.86         655
 90.00- 94.99                                   21     6,607,930.31       15.60%      6.934          355       90.76         625
 95.00- 99.99                                    7     1,693,058.47        4.00%      7.384          348       96.42         622
 100.00                                         12     3,660,520.99        8.64%      7.230          358      100.00         650
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 180                                             2        99,811.11        0.24%     10.275          175       97.15         645
 240                                             3       143,006.40        0.34%      8.924          237       90.28         627
 360                                           137    42,121,139.19       99.43%      6.845          358       82.07         645
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
121-180                                          2        99,811.11        0.24%     10.275          175       97.15         645
181-240                                          3       143,006.40        0.34%      8.924          237       90.28         627
301-360                                        137    42,121,139.19       99.43%      6.845          358       82.07         645
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
FRM/ARM                                      LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
ARM                                            111    38,135,795.28       90.02%      6.864          358       82.09         644
Fixed Rate                                      31     4,228,161.42        9.98%      6.818          349       82.48         655
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PRODUCT                                      LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
2/28 6 Mo LIBOR ARM                             90    31,259,684.74       73.79%      6.824          358       82.21         644
3/27 6 Mo LIBOR ARM                             12     3,881,575.34        9.16%      7.274          358       84.70         673
5/25 6 MO LIBOR                                  9     2,994,535.20        7.07%      6.759          358       77.45         617
Balloon 15 Year                                  2        99,811.11        0.24%     10.275          175       97.15         645
Fixed Rate 20 Year                               3       143,006.40        0.34%      8.924          237       90.28         627
Fixed Rate 30 Year                              26     3,985,343.91        9.41%      6.656          357       81.83         656
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
INTEREST ONLY                                LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Not Interest Only                              142    42,363,956.70      100.00%      6.860          357       82.13         645
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Prepay Penalty: N/A                             18     7,093,355.15       16.74%      7.020          358       79.26         629
Prepay Penalty: 12 months                       12     4,564,900.68       10.78%      7.133          357       81.18         656
Prepay Penalty: 24 months                       60    20,625,528.81       48.69%      6.779          357       83.09         642
Prepay Penalty: 36 months                       13     4,255,320.76       10.04%      6.915          352       84.83         669
Prepay Penalty: 60 months                       39     5,824,851.30       13.75%      6.696          355       80.99         652
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
LIEN                                         LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
First Lien                                     137    42,104,100.30       99.39%      6.844          357       82.05         645
Second Lien                                      5       259,856.40        0.61%      9.370          246       95.02         637
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Alternative Documentation                       12     6,155,079.88       14.53%      6.981          358       87.28         611
Full Documentation                              97    25,015,497.28       59.05%      6.828          356       82.01         648
Stated Income                                   33    11,193,379.54       26.42%      6.865          357       79.56         659
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Cash Out Refinance                              87    27,291,772.32       64.42%      6.824          356       81.30         641
Purchase                                        46    12,280,595.80       28.99%      6.887          358       83.20         662
Rate/Term Refinance                              9     2,791,588.58        6.59%      7.094          358       85.49         619
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
5 Units                                          9     1,822,390.00        4.30%      6.991          358       79.41         681
6 Units                                         16     3,914,846.67        9.24%      6.827          359       76.78         675
7 Units                                          4       842,241.00        1.99%      6.645          358       74.91         713
8 Units                                          1       126,893.33        0.30%      7.130          357       80.00         722
Condominium                                      5       864,094.13        2.04%      7.359          339       82.73         657
Duplex                                           7     2,928,470.07        6.91%      6.516          357       80.63         646
Mixed Use                                        4     1,980,738.74        4.68%      6.740          359       75.93         660
Single Family                                   96    29,884,282.76       70.54%      6.888          357       83.75         636
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Investor Non-owner                              40    10,359,805.50       24.45%      6.867          358       76.05         682
Primary                                        100    30,956,599.84       73.07%      6.835          356       83.74         635
Second Home                                      2     1,047,551.36        2.47%      7.510          358       94.81         598
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
STATE                                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
Arizona                                          1       503,841.26        1.19%      7.380          357      100.00         623
California                                      12     5,129,116.32       12.11%      6.571          356       83.16         669
Connecticut                                      8     1,699,357.21        4.01%      6.836          358       76.12         667
Delaware                                         1       419,309.45        0.99%      7.000          358      100.00         627
Florida                                         11     3,385,739.07        7.99%      6.696          358       85.32         639
Georgia                                          3     1,447,385.39        3.42%      7.419          358       89.62         573
Illinois                                         3     1,252,644.70        2.96%      6.854          356       90.13         639
Indiana                                          2       184,391.29        0.44%      6.867          356       85.74         627
Iowa                                             1        19,507.58        0.05%     10.950          236       89.94         617
Maine                                            2       306,000.83        0.72%      6.625          358       80.30         737
Maryland                                         3     1,009,432.42        2.38%      6.849          352       72.54         557
Massachusetts                                   14     4,076,375.04        9.62%      6.802          356       79.09         659
Michigan                                        12     2,998,278.11        7.08%      6.900          357       82.40         664
Minnesota                                        1       421,625.96        1.00%      6.630          357       94.84         617
Missouri                                         2       497,538.55        1.17%      6.831          352       70.77         654
Nevada                                           1       415,785.58        0.98%      7.100          359       80.80         552
New Hampshire                                    1       279,392.76        0.66%      6.625          358       81.60         713
New Jersey                                       9     3,516,147.04        8.30%      7.037          359       79.68         635
New York                                        17     5,212,831.91       12.30%      6.975          354       76.55         662
North Carolina                                   1       539,099.34        1.27%      6.990          358       84.38         589
Ohio                                             7       918,503.32        2.17%      6.978          357       81.60         678
Oklahoma                                         1        89,752.19        0.21%      6.450          357       80.00         650
Pennsylvania                                     9     1,648,507.43        3.89%      7.199          357       82.31         631
Rhode Island                                     8     1,978,437.04        4.67%      6.657          359       81.64         695
South Carolina                                   1       579,136.43        1.37%      7.500          358      100.00         624
Tennessee                                        2       165,449.56        0.39%      8.335          357       86.04         593
Utah                                             1       418,826.79        0.99%      6.375          357      100.00         650
Virginia                                         4     1,782,994.03        4.21%      6.752          359       86.15         613
Wisconsin                                        4     1,468,550.10        3.47%      6.455          357       75.96         600
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          142    42,363,956.70      100.00%      6.860          357       82.13         645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
GROSS MARGIN                                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 4.500 - 4.999                                   1       379,605.01        1.00%      6.375          348       75.44         583
 5.000 - 5.499                                   2       918,633.07        2.41%      6.400          358       80.00         677
 5.500 - 5.999                                  13     4,582,610.14       12.02%      6.624          358       83.73         655
 6.000 - 6.499                                  10     4,090,114.65       10.73%      6.433          357       87.24         675
 6.500 - 6.999                                  63    21,853,041.10       57.30%      6.867          358       81.84         637
 7.000 - 7.499                                   1       391,720.53        1.03%      7.700          359       67.01         725
 7.500 - 7.999                                  10     3,592,919.92        9.42%      7.092          357       77.71         629
 8.000 - 8.499                                   7       965,446.90        2.53%      7.935          357       87.36         622
 8.500 - 8.999                                   3     1,206,793.14        3.16%      7.649          358       79.95         679
10.000 -10.499                                   1       154,910.82        0.41%      8.750          359       84.70         526
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          111    38,135,795.28      100.00%      6.864          358       82.09         644

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
MINIMUM INTEREST RATE                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
 5.500 - 5.999                                   3       588,912.64        1.54%      6.553          358       93.80         677
 6.000 - 6.499                                  13     5,175,754.43       13.57%      6.329          356       84.90         663
 6.500 - 6.999                                  54    19,916,796.44       52.23%      6.679          358       79.89         644
 7.000 - 7.499                                   9     3,220,513.25        8.44%      7.205          358       87.81         618
 7.500 - 7.999                                  16     6,059,091.47       15.89%      7.305          358       83.00         636
 8.000 - 8.499                                   8     1,124,790.96        2.95%      7.985          358       84.43         626
 8.500 - 8.999                                   6     1,519,365.18        3.98%      7.836          358       79.54         663
 9.500 - 9.999                                   1       375,660.09        0.99%      6.500          359       80.00         745
10.000 -10.499                                   1       154,910.82        0.41%      8.750          359       84.70         526
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          111    38,135,795.28      100.00%      6.864          358       82.09         644

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
MAXIMUM INTEREST RATE                        LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
11.500 -11.999                                   1       226,176.58        0.59%      6.375          357      100.00         721
12.000 -12.499                                  16     5,944,936.78       15.59%      6.280          357       80.25         655
12.500 -12.999                                  45    15,322,095.75       40.18%      6.721          358       79.62         642
13.000 -13.499                                  17     6,889,547.22       18.07%      6.871          357       84.80         632
13.500 -13.999                                  19     7,846,974.89       20.58%      7.212          358       85.93         658
14.000 -14.499                                   4       486,680.25        1.28%      8.395          358       85.31         622
14.500 -14.999                                   7     1,194,766.36        3.13%      8.487          358       77.33         611
15.000 -15.499                                   2       224,617.45        0.59%      8.313          355       82.33         563
                                            ------   --------------   ---------    --------    ---------    --------    --------
TOTAL                                          111    38,135,795.28      100.00%      6.864          358       82.09         644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
3.000                                          111    38,135,795.28      100.00%      6.864          358       82.09         644
                                            ------   --------------   ---------    --------   ----------   ---------   ---------
TOTAL                                          111    38,135,795.28      100.00%      6.864          358       82.09         644

                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE    WEIGHTED
                                                            CURRENT      PCT BY     AVERAGE       STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL        CURR       GROSS    REMAINING    COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS          BALANCE    PRIN BAL      COUPON         TERM    ORIG LTV        FICO
-----------------------------------------   ------   --------------   ---------    --------    ---------    --------    --------
1.000                                           43    14,155,782.26       37.12%      6.948          358       84.11         654
1.500                                           65    22,670,383.69       59.45%      6.843          358       80.82         637
2.000                                            3     1,309,629.33        3.43%      6.324          356       82.31         661
                                            ------   --------------   ---------    --------   ----------   ---------   ---------
TOTAL                                          111    38,135,795.28      100.00%      6.864          358       82.09         644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY